UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RESOURCE AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

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RESOURCE AMERICA, INC.
One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, March 8, 2012

To the Stockholders of RESOURCE AMERICA, INC.:

Notice is hereby given that the annual meeting of stockholders of RESOURCE AMERICA, INC., a Delaware corporation, will be held at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, Pennsylvania, on Thursday, March 8, 2012, at 9:00 a.m. (the “Meeting”), for the following purposes:

1.	To elect three directors to serve three-year terms expiring at the annual meeting of stockholders in 2015.

2.	To approve a proposal to adopt the Resource America, Inc. 2012 Non-Employee Director Deferred Stock Plan.

3.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for Resource America, Inc. for the fiscal year ending September 30, 2012.

4.	To transact such other business as may properly be brought before the Meeting and any adjournment thereof.

Only stockholders of record on our books at the close of business on January 20, 2012, which we refer to as the record date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and for 10 days before the Meeting at our offices at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, Pennsylvania 19112.  The stock transfer books will not be closed.

                 By order of the Board of Directors,
                 Michael S. Yecies, Secretary
                 February 1, 2012

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Meeting, and whatever the number of shares you own, please complete, sign, date and promptly return the enclosed proxy card. Please use the accompanying return envelope, which requires no postage if mailed in the United States.

If you plan to attend the Meeting, you need to bring a form of personal identification with you.  If your stock is held of record by a bank, broker or other nominee, you also need to bring an account statement indicating that you beneficially own the shares as of the record date, or a letter from the record holder indicating that you beneficially own the shares as of the record date, and, if you wish to vote at the meeting, you must first obtain from the record holder a proxy issued in your name.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 8, 2012:  The proxy statement and our 2011 annual report are available at http://phx.corporate-ir.net/phoenix.zhtml?c=73519&p=proxy.

RESOURCE AMERICA, INC.
One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA  19112

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MARCH 8, 2012

ABOUT THE MEETING

Solicitation of Proxies.  This proxy statement and the accompanying proxy are furnished to stockholders of Resource America, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the 2012 annual meeting of stockholders of Resource America to be held on March 8, 2012, at 9:00 a.m., which we refer to as the Meeting, at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, Pennsylvania, and at any and all adjournments thereof.

Mailing Date.  Resource America’s annual report on Form 10-K for the year ended September 30, 2011, including consolidated financial statements, which we refer to as our 2011 Form 10-K, the Notice of Annual Meeting, this proxy statement and the proxy card are being sent on or about February 1, 2012.

Who Can Vote.  Only stockholders of record at the close of business on January 20, 2012, will be entitled to notice of and to vote at the Meeting.  Each of the 19,468,472 shares of our common stock issued and outstanding on that date is entitled to one vote at the Meeting.

How to Vote — Proxy Instructions.  If you are a holder of record of Resource America common stock, you may vote your shares by mailing in your proxy card.  Stockholders who hold their shares in “street name” will need to obtain a voting instruction card from the institutions that hold their shares and must follow the voting instructions given by those institutions.

You may specify whether your shares should be voted for all, some or none of the nominees for director (Proposal 1); you may further specify whether your shares should be voted for, against or abstain on the adoption of the Resource America, Inc. 2012 Non-Employee Director Deferred Stock Plan (the “Plan”) (Proposal 2); and you may also specify whether your shares should be voted for, against or abstain on the ratification of the appointment of Grant Thornton LLP (Proposal 3) as our independent registered public accounting firm for the fiscal year ending September 30, 2012.

If you do not specify how you want to vote your shares on your proxy card, and your shares are not designated as broker non-votes, we will vote them “For” the election of the three nominees for director named herein under Proposal 1, “For” adoption of the Plan as set forth under Proposal 2 and “For” ratification of approval of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012 as set forth under Proposal 3, below.

Broker Non-Votes.  A broker “non-vote” occurs when a nominee holder, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  Generally banks and brokers may vote their customers’ shares on proposals considered “routine” and may not vote their customers’ shares on proposals that are not considered “routine” if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.  Proposals 1 and 2 described below are not considered “routine” matters.  Proposal 3 described below is considered a “routine” matter.

Revocation of Proxies.  If you are a holder of record, you may revoke your proxy at any time before it is exercised in any of three ways:

1)	by submitting written notice of revocation to our Secretary;

2)	by submitting another proxy by mail that is later dated and properly signed; or

3)	by voting in person at the Meeting.

If your shares are held in street name, you must contact your broker or nominee to revoke and vote your proxy.

Quorum.  A quorum of stockholders is necessary to hold a valid meeting.  A quorum will exist if the holders representing a majority of the votes entitled to be cast by the stockholders at the Meeting are present, in person or by proxy. Broker “non-votes” and abstentions are counted as present at the Meeting for purposes of determining whether a quorum exists.  Under current Nasdaq Stock Market rules, broker non-votes will be counted as present for purposes of determining the existence of a quorum, but since they are neither a vote cast in favor of, nor a vote cast opposing, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any matter.

Required Vote.  Under Delaware law and our bylaws, a nominee who receives a plurality of the votes cast at the Meeting will be elected as a director. The “plurality” standard means the nominees who receive the largest number of “for” votes cast are elected as directors. Thus, the number of shares not voted for the election of a nominee and broker non-votes will not affect the determination of whether that nominee has received the necessary votes for election. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and for such person as shall be designated by the Board of Directors to replace any such nominee. However, the Board of Directors does not anticipate that this will occur.

In order to approve the adoption of the Plan, the affirmative vote of the holders of at least a majority of the votes cast at the Meeting is required, either in person or by proxy.  The number of shares not voted for approval, broker non-votes and the number of abstention votes cast will be counted as votes against the Plan.

In order to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending September 30, 2012, the affirmative vote of the holders of at least a majority of the votes cast at the Meeting is required, either in person or by proxy.  The number of shares not voted for approval and the number of abstention votes cast will be counted as votes against the ratification.

Householding of Proxy Materials.  The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold common stock directly. Requests should be addressed to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attention: Isaac Kagan, or by calling 718-921-8293.  Upon a written or oral request to receive a separate copy of this proxy statement by a stockholder currently subject to householding, the Company will undertake to promptly furnish such separate copy to the requesting stockholder.

Other Business.  We do not intend to bring any business before the meeting other than that set forth in the Notice of the Annual Meeting and described in this proxy statement. However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on such business and on any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the proxy.

Costs.  We pay for the preparation and mailing of the Notice of the Annual Meeting and proxy statement.  We have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for forwarding proxy-soliciting materials to the beneficial owners of our common stock at our expense.  No employees have been specially engaged to solicit proxies.

SECURITY OWNERSHIP

The following table sets forth the number and percentage of shares of common stock owned, as of January 20, 2012, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our present directors, director nominees and Robert L. Lerner, the individual whom the Board has agreed to elect as a director at the Board meeting scheduled to take place immediately following the Meeting (see “Corporate Governance – Board Election Arrangement and Changes to Our Board of Directors”), (c) each of our named executive officers, and (d) all of the named executive officers and directors as a group.  This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.  Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person.  Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

	Common stock
	Amount and nature of		Percent of
Beneficial owner	beneficial ownership		class
Directors (16)
Michael J. Bradley	30,113	(2)	*
Carlos C. Campbell	61,982	(1)(2)	*
Edward E. Cohen	3,086,933	(4)(6)(7)(8)(9)(10)(11)	14.97%
Jonathan Z. Cohen	3,065,838	(3)(4)(6)(7)(8)(9)(11)	14.87%
Kenneth A. Kind	27,727	(2)	*
Hersh Kozlov	26,108	(2)	*
Andrew M. Lubin	58,627	(1)(2)	*
John S. White	58,787	(1)(2)	*
Donald W. Delson	0		*
Robert L. Lerner	0		*

Non-director executive officers (16)
Jeffrey F. Brotman	91,415	(7)(8)	*
Thomas C. Elliott	182,042	(3)(4)(5)(6)(7)	*
Arthur J. Miller	12,317	(3)(4)(7)	*
Michael S. Yecies	113,768	(3)(4)(6)(7)	*
All named executive officers and directors as a group (14 persons)	5,612,592	(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)	25.94%

Other owners of more than 5% of outstanding shares
William C. Martin/Raging Capital Management, LLC	2,060,741	(12)	10.59%
Donald A. Yacktman/Yacktman Asset Management Co., Inc.	2,039,596	(8)(13)	10.22%
T2 Partners Management, L.P.	1,280,701	(8)(14)	6.51%
Dimensional Fund Advisors LP	1,185,800	(15)	6.09%

* Less than 1%

(1)
Includes vested units representing the right to receive one share of common stock per unit granted under our 1997 Non-Employee Directors Deferred Stock and Deferred Compensation Plan in the following amounts:  Mr. Campbell – 34,690 units; Mr. Lubin – 34,690 units; and Mr. White – 34,690 units.

(2)
Includes vested units representing the right to receive one share of common stock per unit granted under our 2002 Non-Employee Directors Deferred Stock and Deferred Compensation Plan in the following amounts:  Mr. Bradley – 15,113 units; Mr. Campbell – 23,097 units; Mr. Kind – 19,612 units; Mr. Kozlov – 16,108 units; Mr. Lubin – 23,097 units; and Mr. White – 23,097 units.

(3)
Includes shares allocated under our Employee Stock Ownership Plan (“ESOP”) in the following amounts: Mr. J. Cohen – 5,110 shares; Mr. Elliott – 3,528 shares; Mr. Miller – 921 shares; and Mr. Yecies – 4,607 shares, as to which each has voting power.

(4)
Includes shares allocated under our Investment Savings Plan, or 401(k) plan, in the following amounts: Mr. E. Cohen – 24,517 shares; Mr. J. Cohen – 38,477 shares; Mr. Elliott – 36,545 shares; Mr. Miller – 4,857 shares; and Mr. Yecies – 4,209 shares, as to which each has voting power.

(5)	Includes shares issuable on exercise of options granted under our 1999 Key Employee Stock Option Plan in the following amounts: Mr. Elliott – 5,298 shares.

(6)
Includes shares issuable on exercise of options granted under our 2002 Key Employee Stock Option Plan in the following amounts:  Mr. E. Cohen – 392,073 shares; Mr. J. Cohen – 286,908 shares; Mr. Elliott – 64,083 shares; and Mr. Yecies – 23,127 shares.

(7)
Includes shares issuable on exercise of options granted under our Omnibus Equity Compensation Plan in the following amounts:   Mr. E. Cohen – 4,839 shares; Mr. J. Cohen – 275,000 shares; Mr. Brotman – 30,000 shares; Mr. Elliott – 3,750 shares; Mr. Miller – 4,250 shares; and Mr. Yecies – 11,250 shares.

(8)
Includes common stock purchase warrants acquired in connection with our private placement of senior notes with detachable warrants in the following amounts: Mr. Brotman – 9,804 warrants; Mr. E. Cohen – 754,902 warrants; and Mr. J. Cohen – 593,137 warrants; entities affiliated with Mr. Yacktman and/or Yacktman Asset Management – 491,176 warrants; and entities affiliated with T2 Partners Management – 196,079 warrants.  The amounts shown for Messrs. E. Cohen and J. Cohen include 514,706 warrants held by a private charitable foundation of which Messrs. E. Cohen and J. Cohen serve as co-trustees.

(9)
Includes 642,109 shares held by a private charitable foundation of which Messrs. E. Cohen and J. Cohen serve as co-trustees.  Messrs. E. Cohen and J. Cohen disclaim beneficial ownership of these shares.

(10)	Includes 46,250 shares held in trusts for the benefit of Mr. E. Cohen’s spouse and/or children. Mr. E. Cohen disclaims beneficial ownership of these shares.

(11)	Includes 46,250 shares held in a trust of which Mr. J. Cohen is a co-trustee and co-beneficiary.

(12)	This information is based on an amendment to Schedule 13D filed with the SEC as of January 12, 2012. Mr. Martin’s and Raging Capital Management’s address is Ten Princeton Avenue, Rocky Hill, NJ 08553.

(13)	This information is based on Form 13F filed with the SEC as of September 30, 2011. Mr. Yacktman’s and Yacktman Asset Management’s address is 6300 Bridgepoint Parkway, Suite 320, Austin, TX 78730-5073.

(14)	This information is based on Form 13F filed with the SEC as of September 30, 2011. T2 Partners Management’s address is 145 East 57th Street, Suite 1100, New York, NY 10022.

(15)	This information is based on Form 13F filed with the SEC as of September 30, 2011. Dimensional Fund Advisors’ address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(16)	The address for all our directors and officers is One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, which we refer to as the Exchange Act, requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC. SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year.  Based on our review of these reports, we believe that the filing requirements for all of these reporting persons were complied with during fiscal 2011.

PROPOSAL 1:  ELECTION OF DIRECTORS

The Board of Directors is divided into three classes with directors in each class serving three-year terms.  Three directors are to be elected at the Meeting to serve until the 2015 annual meeting.  Kenneth A. Kind, currently a director whose term expires at the Meeting, is not standing for reelection as a director.  Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Donald W. Delson to the Board position previously held by Mr. Kind.  If elected, Mr. Delson will serve on our Board of Directors until the 2015 Annual Meeting.

The Board of Directors recommends that stockholders vote “FOR” the following nominees: Jonathan Z. Cohen; Donald W. Delson; and John S. White.

The persons named in the enclosed proxy intend, in the absence of a contrary direction, to vote for Messrs. J. Cohen, Delson and White.  Should any nominee become unable or refuse to accept nomination or election as a director, it is intended that the persons named as proxies will vote for the election of such other person as the Board of Directors may recommend.  The Board of Directors knows of no reason why any nominee might be unable or refuse to accept nomination or election.

Information is set forth below regarding the principal occupation of each nominee and each of our other directors.  There are no family relationships among the nominees and our directors except that Jonathan Z. Cohen, our President and Chief Executive Officer and a director, is a son of Edward E. Cohen, the Chairman of our Board of Directors.

Nominees for Election for a Three-Year Term Expiring at the 2015 Annual Meeting:

Jonathan Z. Cohen, 41. Member of our Board of Directors since 2002.  President since 2003 and Chief Executive Officer since 2004.  Chief Operating Officer from 2002 to 2004.  Executive Vice President from 2001 to 2003.  Senior Vice President from 1999 to 2001.  Chief Executive Officer, President and a Director of Resource Capital Corp. (a publicly-traded real estate investment trust managed by us) since its formation in 2005.  Vice Chairman of the Managing Board of Atlas Pipeline Partners GP, LLC (general partner of Atlas Pipeline Partners, L.P., a publicly-traded natural gas pipeline limited partnership) since its formation in 1999.  Chairman of Atlas Energy GP, LLC (general partner of Atlas Energy, L.P. (f/k/a Atlas Pipeline Holdings, L.P.), a publicly-traded energy limited partnership) since February 2011 and Vice Chairman from its formation in 2006 through February 2011.  Vice Chairman of Atlas Energy, Inc. (f/k/a Atlas America, Inc.) (a publicly-traded energy company formerly owned by us) from its formation in 2000 until its sale in February 2011.  The Board of Directors concluded that Mr. Cohen should serve as a director based upon his extensive experience in senior executive capacities with us and other public companies, including seven years’ experience as our Chief Executive Officer and his expertise in real estate, financial funds management and commercial finance, our principal businesses.

John S. White, 71. Member of our Board of Directors since 1993.  Independent financial advisor offering private wealth management services to individuals and corporations since 2009.  Executive Director of the Investment Program Association (a national trade association) from 2007 to 2009. Consultant in the financial services industry from 2006 to 2007.  Senior Vice President of Royal Alliance Associates, Inc. (an independent broker/dealer subsidiary of American International Group, Inc.) from 2002 to 2006.  Chief Executive Officer and President of DCC Securities Corporation (a securities brokerage firm) from 1989 to 2002.  The Board of Directors concluded that Mr. White should serve as a director due to his extensive experience and leadership in the investment program industry (in which several of our businesses actively participate), eighteen years of experience as one of our directors and his many years of other business management experience.

Donald W. Delson, 60. Senior Advisor at Keefe, Bruyette & Woods, Inc. from February 2009 until August 2011.  Managing Director, Corporate Finance Group at Keefe, Bruyette & Woods, Inc. from 1997 to February 2009.  Managing Director in the Corporate Finance Group at Alex.  Brown & Sons from 1982 to 1997.  Member of the Board of Directors of WSFS Bank since February 2009.  Member of the Board of Directors of Atlas Energy, Inc. from February 2004 until its sale in February 2011.  Member of the Managing Board of Atlas Pipeline Partners GP from June 2003 until May 2004.  The Board concluded that Mr. Delson should be nominated to our Board of Directors due to the depth and breadth of his experience in investments, operations and finance, his understanding of complex financial transactions and products and his experience as a board member of public companies.

Continuing Directors to Serve until the 2013 Annual Meeting:

Michael J. Bradley, 67. Member of our Board of Directors since 2005.  Co-owner and Managing Director of BF Healthcare, Inc. (a supplier of physician services to hospitals and assisted living facilities) since 1999.  Director of The Bancorp, Inc. (a publicly-traded bank holding company) since 2005.  Managing Board Member of Atlas Pipeline Partners GP, LLC from 2004 to 2005.  Chairman of the Board of First Executive Bank from 1988 to 1998 and Vice Chairman of First Republic Bank from 1998 to 2003.  The Board of Directors concluded that Mr. Bradley should serve as a director due to his extensive professional and leadership experience in the financial services industry, his financial expertise, his experience in funding and operating service oriented businesses and his six years of experience as one of our directors.

Andrew M. Lubin, 65. Member of our Board of Directors since 1994.  President of Delaware Financial Group, Inc. (a private real estate and investment consulting firm) since 1990.  Director of Real Estate for the University of Delaware since 2010.  The Board of Directors concluded that Mr. Lubin should serve as a director due to his lengthy experience in the real estate and partnership syndication businesses, his experience managing an investment firm and his seventeen years of experience as one of our directors.

Continuing Directors to Serve until the 2014 Annual Meeting:

Carlos C. Campbell, 74. Member of our Board of Directors since 1990.  President of C.C. Campbell and Company (a management consulting firm) since 1985.  Assistant Secretary of Commerce for Economic Development with United States Department of Commerce from 1981 to 1984.  Director of PICO Holdings, Inc. (a publicly-traded diversified holding company) since 1998.  Director of Herley Industries, Inc. (a publicly-traded RF/microwave solutions company) since 2005.  Named to the National Association of Corporate Directors’ 2011 Directorship 100, recognizing his work promoting the highest standards of corporate governance.  The Board of Directors concluded that Mr. Campbell should serve as a director due to his demonstrated and recognized excellence as a public company director, his extensive business experience and corporate governance expertise and his twenty-one years of experience as one of our directors.

Edward E. Cohen, 72. Member of our Board of Directors since 1988.  Chairman of our Board since 1990.  Chief Executive Officer from 1988 to 2004.  President from 2000 to 2003.  Chairman of the Board of Resource Capital Corp. from its formation in 2005 to November 2009 and director since November 2009.  Chairman of the Managing Board of Atlas Pipeline Partners GP, LLC since its formation in 1999, and Chief Executive Officer from 1999 to 2009.  Chief Executive Officer of Atlas Energy GP, LLC since its formation in 2006, President since February 2011 and Chairman from 2006 through February 2011.  Chairman and Chief Executive Officer of Atlas Energy, Inc. from its formation in 2000 until its sale in February 2011.  Chairman of the Board of Brandywine Construction & Management, Inc. (a property management company) since 1994.  The Board of Directors concluded that Mr. Cohen should serve as a director due to his in depth knowledge of our businesses, the perspective he brings as our former Chief Executive Officer, his extensive directorial experience, his experience as a senior executive or director in the financial services and asset management companies and his twenty-three years’ experience as one of our directors, including twenty-one years of experience as our Chairman.

Hersh Kozlov, 64. Member of our Board of Directors since January 2007.  Partner at Duane Morris LLP (an international law firm) since 2009.  Partner at Wolf, Block, Schorr and Solis-Cohen LLP (a law firm) from 2001 to 2009.  Presidential appointee to national Advisory Committee for Trade Policy and Negotiations from 2002 to 2004.  The Board of Directors concluded that Mr. Kozlov should serve as a director due to his extensive legal experience with respect to corporate and financial matters, his understanding of complex transactions and business structures, his experience as a national trade policy advisor and his experience as one of our directors for four years.

Board Election Arrangement

As discussed below in “Corporate Governance – Board Election Arrangement and Changes to Our Board of Directors,” at our Board meeting expected to take place immediately after the Meeting, the Board will increase the number of directors to nine and elect Mr. Robert L. Lerner to the Board to serve until the 2014 annual meeting.  In accordance with the requirements of our Bylaws that our three classes of directors be as equal in number as possible, Mr. E. Cohen will simultaneously resign his position with the Board and immediately be elected by the Board to the vacant Board seat in the class that expires at our 2013 annual meeting.  Mr. Lerner’s business experience is set forth below:

Robert L. Lerner, 54. Managing Director of DPT Capital Management, LLC, an investment firm, since March 2011.  Co-founder and Chairman of Bridgeton Fund Management Corporation (formerly known as Ruvane Fund Management Corporation), a developer and sponsor of private futures funds for high net-worth individuals, and Chief Executive Officer from January 2007 until March 2011. Co-founder of Partners Capital Investment Group, Inc., a private investment firm, and member of its External Investment Committee from 2003 to December 2011.  Co-founder of Mount Lucas Management Corporation, a provider of innovative investments to institutional and high-net-worth investors.  Co-founder of WoodAllen Capital Management, a global macro hedge fund and commodity trading advisor.

Non-Director Executive Officers

Our Board of Directors appoints officers each year at its annual meeting following the annual meeting of stockholders and from time to time as necessary.

Jeffrey F. Brotman, 48. Executive Vice President since June 2007.  Co-founder of Ledgewood, P.C. (a Philadelphia-based law firm) and affiliated with the firm from 1992 until June 2007, serving as managing partner from 1995 until March 2006.  Non-active certified public accountant and an Adjunct Professor at the University of Pennsylvania Law School.  Chairman of the Board of Directors of TRM Corporation (a publicly-traded consumer services company) from September 2006 until September 2008 and President and Chief Executive Officer from March 2006 through June 2007.

Thomas C. Elliott, 38. Chief Financial Officer since December 2009 and Senior Vice President since 2005.  Senior Vice President − Finance and Operations from 2006 to December 2009.  Senior Vice President - Finance from 2005 to 2006.  Vice President – Finance from 2001 to 2005.  Chief Financial Officer of Resource Financial Fund Management, Inc. (our wholly-owned asset management subsidiary) since 2004.  Chief Financial Officer, Chief Accounting Officer and Treasurer of Resource Capital Corp. from 2005 to 2006 and Senior Vice President – Finance and Operations since 2006.  From 1997 to 2001, Mr. Elliott held various financial positions at Fidelity Leasing, Inc., our former subsidiary, including Manager of Financial Planning, Director of Asset Securitization and Treasurer.

Arthur J. Miller, 52. Vice President and Chief Accounting Officer since 2004.  Chief Accounting Officer at Destination Maternity, Inc. (a national retailer/manufacturer of maternity wear) from 1999 to 2004.  Vice President, Controller and Chief Accounting Officer of CAI Wireless Systems, Inc. (a wireless telecommunications company) from 1995 to 1999.  Mr. Miller is a certified public accountant.

Michael S. Yecies, 44. Senior Vice President since 2005 and Chief Legal Officer and Secretary since 1998.  Vice President from 1998 to 2005.  Senior Vice President since 2007 and Chief Legal Officer and Secretary of Resource Capital Corp. since 2005.  Attorney at Duane Morris LLP (an international law firm) from 1994 to 1998.

Other Significant Employees

Jeffrey D. Blomstrom, 42. President and Managing Director of Resource Financial Fund Management, Inc. (our wholly-owned subsidiary) since 2003.  Senior Vice President – CDO Structuring of Resource Capital Corp. since 2005.  Managing Director at Cohen and Company (a Philadelphia-based investment bank specializing in the financial services sector) from 2001 to 2003.  Senior Vice President of iATMglobal.net (an ATM software development company) from 2000 to 2001.  Attorney at Covington & Burling (an international law firm) from 1999 to 2000.

David E. Bloom, 47. Senior Vice President since 2001.  President of Resource Capital Partners, Inc. (our wholly-owned real estate subsidiary) from 2002 to 2006.  President of Resource Real Estate, Inc. (a wholly-owned real estate subsidiary) since 2004.  Senior Vice President − Real Estate Investments of Resource Capital Corp. since 2005.  Senior Vice President at Colony Capital, LLC (an international real estate opportunity fund) from 1999 to 2001.  Director at Sonnenblick-Goldman Company (a real estate investment bank) from 1998 to 1999.  Attorney at Willkie Farr & Gallagher (an international law firm) from 1996 to 1998.

Crit S. DeMent, 59. Chairman and Chief Executive Officer of LEAF Commercial Capital, Inc. (our minority-owned commercial finance subsidiary) since its inception in December 2010.  Chief Executive Officer of LEAF Financial Corp. (our wholly-owned subsidiary) since 2001 and Chairman of LEAF Financial from 2001 to December 2011.  President of the Technology Finance Group of CitiCapital Vendor Finance in 2001.  President of the Small Ticket Group of European American Bank, a division of ABN AMRO, from 2000 to 2001.  President and Chief Operating Officer of Fidelity Leasing, Inc. (our former subsidiary) from 1996 to 2000.  Chairman of the Equipment Leasing and Finance Association since January 2012.

Alan F. Feldman, 48. Senior Vice President since 2002.  Chief Executive Officer of Resource Real Estate, Inc. (our wholly-owned real estate subsidiary) since 2004.  Vice President at Lazard Freres & Co. (an investment bank) from 1998 to 2002.  Executive Vice President at PREIT-Rubin, Inc. (the management subsidiary of Pennsylvania Real Estate Investment Trust, a publicly-traded real estate investment trust) and its predecessor, The Rubin Organization, from 1992 to 1998.

Kevin M. Finkel, 40. Vice President since 2006.  President of Resource Capital Partners, Inc. (our wholly-owned real estate subsidiary) since 2006, and Vice President and Director of Acquisitions from 2004 to 2006.  Executive Vice President of Resource Real Estate, Inc. since 2008, Director of Acquisitions since 2004 and Vice President from 2004 to 2008.  Joined Resource America as a consultant in 2002.  Vice President – Real Estate Investments of Resource Capital Corp. since 2006.  Investment Banking Associate at Barclays Capital from 1998 to 2000.  Investment Banking Associate and Analyst at Deutsche Bank Securities from 1994 to 1998.

CORPORATE GOVERNANCE

Board Election Arrangement and Changes to Our Board of Directors

On November 3, 2011, we received a letter from a stockholder of ours, Raging Capital Fund, LP (the “Fund”), notifying us that the Fund intended to nominate Robert L. Lerner (an advisor to the Fund) for election to our Board at the Meeting in opposition to one of our director nominees.  For information concerning Mr. Lerner’s background, see “Proposal 1: Election of Directors – Board Election Arrangement.”

Following a series of discussions that took place between representatives of the Fund and us, our Nominating and Corporate Governance Committee reviewed Mr. Lerner’s background and qualifications and deemed him qualified to serve on our Board.  The Board considered its Nominating and Corporate Governance Committee’s assessment and decided to appoint Mr. Lerner to our Board.  As a result, on January 9, 2012, we entered into a Settlement Agreement (the “Agreement”) with the Fund, William C. Martin (a principal of the Fund) and Robert L. Lerner, pursuant to which our Board has agreed to increase the number of directors from eight to nine, and to elect Mr. Lerner to the Board in the class that expires at our 2014 annual meeting.  In accordance with the requirements of our Bylaws that our three classes of directors be as equal in number as possible, Mr. E. Cohen, who currently serves as a director in the class that expires at our 2014 annual meeting, will simultaneously resign his position with the Board and immediately be elected by the Board in the class that expires at our 2013 annual meeting.  We expect these changes to be effective at the Board meeting anticipated to take place immediately following the Meeting.

If Mr. Lerner resigns from the Board prior to the 2014 annual meeting, then the Fund may recommend a replacement director.  The replacement director must be reasonably acceptable to the Board and must qualify as an “independent director” pursuant to SEC rules and the listing standards of any stock exchange on which our securities are then listed.  The Fund’s right to appoint a replacement director will terminate upon the earlier of (i) the date on which the Fund ceases to beneficially own at least 7.0% of our then outstanding shares of common stock and (ii) any change of control of us (as defined in the Agreement).  If we, at our option, offer to nominate Mr. Lerner (or any replacement director designated by the Fund) for re-election at our 2014 annual meeting, we must notify the Fund of that intent and in such notice agree to recommend, support and solicit proxies for the election of such candidate in the same manner as for our other nominees who are up for election.  Within ten days of receipt of such notice, the Fund may decline to have Mr. Lerner (or any replacement director designated by the Fund) stand for re-election.  If the Fund’s candidate does stand for election and is elected at the 2014 annual meeting, then the Fund’s rights to designate a replacement director as described herein shall extend until our 2017 annual meeting.

In addition, if the Fund ceases to beneficially own at least 7.0% of our then outstanding shares of common stock, Mr. Lerner or any replacement director appointed pursuant to the previous paragraph will promptly tender his or her irrevocable resignation; however our Board is not obligated to accept any such resignation.

Pursuant to the Agreement, the Fund has withdrawn its previously submitted letter stating its intention to nominate Mr. Lerner to our Board.  The Fund, Mr. Martin and Mr. Lerner have agreed to standstill restrictions prohibiting them from owning more than 14.9% of our shares or engaging in various proxy or other solicitation activities.  The standstill provisions expire on the date that is ten days prior to the deadline for stockholders to submit nominations for our 2014 annual meeting, or if a Fund designated candidate is nominated for election to our Board in 2014 as described above, until ten days prior to the 2017 annual meeting.  The Fund, Mr. Martin and Mr. Lerner have further agreed to vote their shares of our common stock (and cause shares held by Fund affiliates to be voted) in favor of the nominees selected by our Board for election as directors during the standstill period, as well as in favor of the other management proposals set forth in this proxy statement.

Pursuant to the Agreement, the Company agreed to reimburse the Fund for its reasonable out-of-pocket expenses, including legal fees, in connection with the Settlement Agreement and matters related to the Meeting, up to a maximum of $12,500.

The foregoing is not a complete description of the Settlement Agreement.  For a copy of the Settlement Agreement, see Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on January 12, 2012.

Our Board of Directors and Its Committees

The Board of Directors held eight meetings during fiscal 2011.  Each of the directors attended over 75% of the Board meetings and meetings of the committees on which they served during fiscal 2011.

The Board of Directors has determined that Messrs. Bradley, Campbell, Delson, Kozlov, Lubin and White each satisfy the independence requirements of NASDAQ rules.

The Board of Directors has a standing Audit Committee, Compensation Committee, Executive Committee, Investment Committee, and Nominating and Corporate Governance Committee.  All of the members of each Board committee are independent directors, except for the Executive Committee.

Audit Committee.  The Audit Committee reviews the scope and effectiveness of audits by our independent registered public accountants, is responsible for the engagement of independent registered public accountants, and reviews the adequacy of our internal control over financial reporting.  The committee held four meetings during fiscal 2011. The committee currently consists of three directors: Messrs. Lubin (Chairman), Bradley and Campbell.  The Board of Directors has determined that Mr. Bradley, is an “audit committee financial expert” as defined by SEC rules.  The committee has adopted an Audit Committee Charter, which is available on our website at www.resourceamerica.com.  The committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

Compensation Committee.  The Compensation Committee establishes and monitors compensation levels for our officers and administers our stock option and equity compensation plans. The committee held four meetings during fiscal 2011.  The committee has adopted a Compensation Committee Charter, which is available on our website at www.resourceamerica.com. The committee currently consists of three directors:  Messrs. Campbell (Chairman), Kozlov and White.

Executive Committee.  The Executive Committee may exercise the powers and authority of the Board, subject to certain limitations and restrictions, during the intervals between meetings of the Board, usually when timing is critical.  The Executive Committee was formed by the Board on December 14, 2011 and has not held any meetings to date.  The committee currently consists of three directors: Messrs. E. Cohen (Chairman), J. Cohen and Bradley.  The committee has adopted an Executive Committee Charter, which is available on our website at www.resourceamerica.com.

Investment Committee.  The Investment Committee assists the Board in monitoring our investments and in reviewing and approving our proposed investments.  Prior to December 14, 2011, we had a Corporate Governance and Investment Committee and a separate Nominating Committee.  Pursuant to actions taken by the Board on December 14, 2011, we now have a Nominating and Corporate Governance Committee and a separate Investment Committee.  The committee currently consists of four directors: Messrs. Bradley (Chairman), Kind, Lubin and White.  The committee has adopted an Investment Committee Charter, which is available on our website at www.resourceamerica.com.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee recommends persons for nomination as our directors and reviews all of our corporate governance procedures.  The committee has adopted a Nominating and Corporate Governance Committee Charter, which is available on our website at www.resourceamerica.com. The committee currently consists of three directors: Messrs. Kozlov (Chairman), Campbell and Lubin.

The Nominating and Corporate Governance Committee has not adopted specific, minimum qualifications or specific qualities or skills that must be met by a recommended nominee.  The committee seeks to insure that the membership of the Board and each committee satisfies all relevant NASDAQ listing standard requirements, applicable laws and requirements of our governance documents.  The committee seeks to achieve a mixture of skills which are all related to our business.  The nature of the specific qualifications, qualities or skills that the committee may look for in any particular director nominee depends on the qualifications, qualities and skills of the rest of the directors at the time of any vacancy on the Board.

The Nominating and Corporate Governance Committee identifies director nominees by first evaluating the current members of the Board willing to continue in service.  Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, if the committee or Board decides not to re-nominate a member for re-election, or if we decide to expand the Board, the committee identifies the desired skills and experience of a new nominee consistent with the committee’s criteria for Board service.

Stockholder Recommendations for Director Nominees.  The Nominating and Corporate Governance Committee will consider candidates for nomination as a director recommended by stockholders, directors, officers, third party search firms and other sources.  In evaluating candidates, the committee considers the attributes of the candidate and the mixture of skills and experience of the members of the Board, and will review all candidates in the same manner, regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying candidates beyond being committed to ensuring that no person would be excluded from consideration for service as a director of ours as a result of their gender, race, religion, creed, sexual orientation or disability.  The committee will consider nominees recommended by holders of our common stock for the 2013 annual meeting of stockholders if submitted in writing to our Secretary at our Philadelphia address stated herein in accordance with our bylaws and rules promulgated by the SEC.  See “Stockholder Proposals for the 2013 Annual Meeting” for information concerning nominations by stockholders.

Communication with the Board.  Any stockholder who wishes to send a communication to our Board of Directors should mail such communication to our Secretary at our Philadelphia address stated herein.  Beneficial owners must include in their communication a good faith representation that they are beneficial owners of our common stock.  Our Secretary will promptly forward all such stockholder communications to the Chairman of the Board of Directors.

Attendance at Annual Meetings.  We do not have a formal policy regarding board member attendance at our annual meeting of stockholders.  All of our board members attended last year’s annual meeting of stockholders and we anticipate that all of them will attend the Meeting.

Board of Directors’ Role in Risk Oversight

The Board of Directors and its committees have an active role in overseeing the management of our risks. At each regularly scheduled board meeting, management presents to the Board of Directors relevant information regarding the risks associated with our current operations. In addition, each of the committees considers the risks within its areas of responsibility. The Audit Committee, along with members of management, monitors information with respect to our financial risks, including internal controls, liquidity and other financial matters, as well as potential conflicts of interest. The Nominating and Corporate Governance Committee, together with the full Board of Directors, oversees risks relating to our corporate governance matters. The Compensation Committee is responsible for evaluating the risks relating to our executive and director compensation programs, as well as our overall compensation practices and benefit plans and how they affect our overall risk profile.

Currently the positions of Chairman of the Board and Chief Executive Officer are held by separate people, with the Chairman being the former Chief Executive Officer. The Board of Directors believes that having a separate Chairman, with significant experience with our Company and its businesses, offers additional leadership and thus serves to assist the Board with fulfilling its regulatory requirements and managing risk.

Code of Ethics

We have adopted a code of business conduct and ethics applicable to all directors, officers and employees.  We will provide a copy of our code of conduct to any person without charge, upon request.  Any such request should be directed to our Secretary at our Philadelphia address stated herein.  Our code of ethics is also available on our website: www.resourceamerica.com.  We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this code by posting such information on our website, unless otherwise required by applicable law or regulation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Messrs. Campbell, Kind, Kozlov and White during fiscal 2011.  None of such persons was an officer or employee of ours or any of our subsidiaries during fiscal 2011 or was formerly an officer of ours, except that Mr. Kind served as an officer of ours from 1989 to 1991 and as a director of ours from 1990 to 1991.  None of our executive officers has been a director or executive officer of any entity of which any member of the Compensation Committee has been a director or executive officer during fiscal year 2011.

Report of the Audit Committee

The Audit Committee has approved the following report:

In connection with its function of overseeing and monitoring our financial reporting process, the Audit Committee has done the following:

●	reviewed and discussed our consolidated financial statements for the fiscal year ended September 30, 2011 with our management;

●
discussed with our independent registered public accountants those matters which are required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board; and

●
received the written disclosures and the letter from our independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and discussed with the independent registered public accountants their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the consolidated financial statements be included in our 2011 Form 10-K for filing with the Securities and Exchange Commission.

Andrew M. Lubin, Chairman
Michael J. Bradley
Carlos C. Campbell

2011 NON-EMPLOYEE DIRECTOR COMPENSATION

We compensate only non-employee directors for their services as directors. Our 2011 compensation package for non-employee directors was comprised of cash (annual retainer) and deferred stock awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent our stockholders. Our compensation package is also designed to create alignment between our directors and our stockholders through the use of equity-based grants.

Cash.  We pay our non-employee directors, other than our chairman, an annual cash retainer of $52,500.

Deferred Stock Units.  We award deferred stock units valued at $22,500 on the date of grant to each of our non-employee directors, other than our chairman, on the anniversary of the date each of them became a director.  The deferred stock units are currently granted under our 2002 Non-Employee Director Deferred Stock and Deferred Compensation Plan and represent the right to receive one share of our common stock for each unit awarded.  Units vest on the later of: (i) the fifth anniversary of the date the recipient became a non-employee director and (ii) the first anniversary of the grant of those units, except that units will vest sooner upon a change in control or death or disability of a director, provided the director completed at least six months of service.  Upon termination of service by a director, vested units will become issued common stock, but all unvested units will be forfeited.  The 2002 Plan expires in April 2012, and future grants of stock units to non-employee directors will be made under the proposed 2012 Plan, subject to stockholder approval, as set forth under Proposal 2 below.

The awards disclosed under the heading “Stock awards” in the table below consist of awards of our deferred stock units, disregarding any possible forfeitures as a result of failure to satisfy service conditions.  The dollar amounts for the awards represent the compensation expense we recognized in 2011 under the Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation”, which we refer to as ASC 718. Refer to Note 19 to the consolidated financial statements included in our 2011 Form 10-K for a discussion of the relevant assumptions used in calculating the compensation expense. The recognized compensation expense of the stock-based awards for financial reporting purposes will likely vary from the actual amount the director ultimately receives based on the value of the shares at the time of termination of service as a director.

Compensation to our Chairman.  We compensate our chairman, Edward E. Cohen, differently than our other non-employee directors in recognition of his historic leadership role with our Company and of the additional duties he undertakes, including meeting with investors and potential investors and providing strategic advice and direction.  We award annual compensation to Mr. E. Cohen after the end of our fiscal year at the same time we make compensation awards to our executive officers.  As described below under “Compensation Discussion and Analysis − Our Compensation Methodology,” we pay bonuses, and issue equity awards, early in the next calendar year, which is during our next fiscal year. For fiscal 2011, we paid Mr. E. Cohen $200,012 in cash for his services as chairman.

In 2004, Mr. E. Cohen retired as our Chief Executive Officer, having served in that role since 1988.  Pursuant to provisions of his Employment Agreement, upon such retirement we began paying him Supplemental Employment Retirement Plan (SERP) benefits that accrued during his tenure as our Chief Executive Officer between 1988 and 2004.  During fiscal 2011, these payments aggregated $837,500.  Since his retirement as our Chief Executive Officer, Mr. E. Cohen has remained Chairman of our Board of Directors, in which capacity he has served since 1990.

2011 DIRECTOR COMPENSATION TABLE

Name	Fees earned or paid in cash ($)	Stock awards ($)	All other compensation ($)	Total ($)
Edward E. Cohen	200,012	− (1)	837,500 (2)	1,037,512
Michael J. Bradley	72,500 (9)	22,500 (3)	−	95,000
Carlos C. Campbell	52,500	22,500 (4)	−	75,000
Kenneth A. Kind	52,500	22,500 (5)	−	75,000
Hersh Kozlov	82,500 (9)	22,500 (6)	−	105,000
Andrew M. Lubin	52,500	22,500 (7)	−	75,000
John S. White	72,500 (9)	22,500 (8)	−	95,000

(1)	As of our fiscal year end, Mr. E. Cohen had 396,912 vested stock options outstanding, of which 316,912 were granted to him when he was our Chief Executive Officer.

(2)	Represents SERP payments earned during fiscal 2011.

(3)	The grant date fair value for awards made to Mr. Bradley during fiscal 2011 was $22,500. As of our fiscal year end, Mr. Bradley had 3,554 unvested deferred stock units.

(4)	The grant date fair value for awards made to Mr. Campbell during fiscal 2011 was $22,500. As of our fiscal year end, Mr. Campbell had 3,664 unvested deferred stock units.

(5)	The grant date fair value for awards made to Mr. Kind during fiscal 2011 was $22,500. As of our fiscal year end, Mr. Kind had 3,461 unvested deferred stock units.

(6)	The grant date fair value for awards made to Mr. Kozlov during fiscal 2011 was $22,500. As of our fiscal year end, Mr. Kozlov had 16,108 unvested deferred stock units.

(7)	The grant date fair value for awards made to Mr. Lubin during fiscal 2011 was $22,500. As of our fiscal year end, Mr. Lubin had 3,664 unvested deferred stock units.

(8)	The grant date fair value for awards made to Mr. White during fiscal 2011 was $22,500. As of our fiscal year end, Mr. White had 3,664 unvested deferred stock units.

(9)
Includes the following one-time fees for serving on our Special Committee formed in 2010 for the purpose of evaluating strategic alternatives for us to enhance shareholder value:  Mr. Kozlov (Chairman) - $30,000; and Messrs. Bradley and White - $20,000.  The Special Committee did not continue past our fiscal year ended September 30, 2011.

COMPENSATION DISCUSSION AND ANALYSIS

We are required to provide information regarding the compensation program in place for our Chief Executive Officer, Chief Financial Officer and the three other most highly-compensated executive officers. In this proxy statement, we refer to our Chief Executive Officer, Chief Financial Officer and the other three most highly-compensated executive officers as our named executive officers or NEOs. This section should be read in conjunction with the detailed tables and narrative descriptions under “Executive Compensation.”

Our Compensation Philosophy and Principles

We operate in competitive and challenging industries. We believe that the executive compensation program for our NEOs should be designed to provide a competitive level of total compensation necessary to attract and retain talented and experienced executives and motivate them to contribute to our short- and long-term success. Our executive compensation program is driven by the following principles:

●	Overall Objectives. Compensation should attract, retain and motivate executives who possess high-caliber skills and talents, to achieve business success and to drive stockholder value.

●
Pay for Performance.  As employees assume greater responsibility, a larger portion of their total compensation should be “at risk” incentive compensation (both annual and long-term), subject to corporate, business unit and individual performance measures.

●	Stockholder Alignment. Equity-based incentives are an effective method of facilitating an ownership culture and further aligning the interests of executives with those of our stockholders.

Our Compensation Methodology

Our Compensation Committee is responsible for setting and administering compensation programs for our executives.  Our Compensation Committee has not retained an independent consultant to advise it on compensation matters because it believes that, given its members’ long experience with our Company and understanding of our senior management’s individual efforts, they are fully capable of applying our compensation principles in determining NEO compensation.  In addition, the committee believes that our diverse business makes it difficult to designate peers with which to compare the performance of our Company and management.  At the Compensation Committee’s request, our Chief Executive Officer makes recommendations regarding the compensation package for each of our executives, other than himself, which are subject to full committee review and analysis.

The Compensation Committee determines compensation amounts after the end of our fiscal year.  In the case of base salaries, it determines the amounts to be paid commencing January 1 of the calendar year immediately following the end of our fiscal year.  In the case of annual bonus and long-term incentive compensation for an employee, the committee determines the amount of awards based on its evaluation of the employee’s performance during the then concluded fiscal year.  In general, the committee determines a bonus amount in dollars for each executive and then allocates the bonus between cash and equity awards.  We historically determined and paid cash awards and issued equity awards for a particular fiscal year in January of the calendar year following the end of such fiscal year. We anticipate that awards made in 2012 will be paid quarterly.  Our Compensation Committee has the discretion to issue equity awards at other times during the fiscal year.

In addition, our chairman, NEOs and other employees who perform services for Resource Capital Manager, Inc., our subsidiary that manages Resource Capital Corp. (NYSE: RSO), which we refer to as RCC, may receive stock-based awards from RCC.  These awards are approved by RCC’s compensation committee.  Our Compensation Committee considers any such awards from RCC as part of the overall compensation package to our NEOs in assessing the compensation to be awarded by our Company.

Elements of our Compensation Program

Our executive officer compensation package includes a combination of annual cash and long-term incentive compensation. Annual cash compensation is comprised of base salary plus cash bonus. Long-term incentives currently consist of a variety of equity awards.

Base Salary

Base salary is based on an assessment of individual performance relative to an individual’s responsibilities and objectives. Base salaries are not intended to compensate individuals for extraordinary performance or for above average Company performance.

Bonus

Our Compensation Committee awards discretionary bonuses and performance-based bonuses, which are generally based on our overall performance during the preceding year and the individual’s contribution to that performance.

Discretionary − Discretionary bonuses are intended to reward individual and group performance.

Performance-Based – Our Annual Incentive Plan for Senior Executives, which we refer to as our Annual Incentive Plan, is designed to permit us to qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code, which we refer to as the Code, for compensation paid to our NEOs.  The plan provides awards for the achievement of predetermined, objective performance measures over a specified 12 month performance period, generally our fiscal year.  Awards under the plan are paid in cash or stock or a combination of cash and stock.  The NEO may elect to defer payment or issuance of the award. The plan limits the amount of annual compensation to be paid to any individual under the plan to $6,000,000 per year.  Notwithstanding the existence of our Annual Incentive Plan, the Compensation Committee believes that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation, even if the compensation amounts result in non-deductible compensation expense.  Therefore, the committee reserves the right to approve compensation that is not fully deductible.

During fiscal 2011, only our Chief Executive Officer was eligible to receive compensation under the Annual Incentive Plan.  The Compensation Committee previously approved the following performance measures for Mr. J. Cohen’s 2011 bonus, which performance measures were unchanged from prior fiscal years. The following performance measures are to be aggregated such that the total of each measure equals the total compensation payable under the Annual Incentive Plan:

●
Before tax return on equity.  17½% of bonus calculation based on return on investment from continuing operations before taxes, and extraordinary items, which we refer to as ROE, calculated as our income from continuing operations before taxes and before extraordinary items for the fiscal year, divided by the average stockholders’ equity for the fiscal year.  Average stockholders’ equity is the previous fiscal year’s balance plus the current year’s balance divided by 2.

ROE	Maximum bonus based on performance goal	Committee range of discretion to reduce maximum bonus
under 19½%	100% of base salary x 17½%	Can reduce to 0% from 100% of base salary x 17½%

at least 19½% but less than 23%	250% of base salary x 17½%	Can reduce from 101% to 250% of base salary x 17½%

at least 23% but less than 26%	399% of base salary x 17½%	Can reduce from 251% to 399% of base salary x 17½%

26% or more	600% of base salary x 17½%	Can reduce from 400% to 600% of base salary x 17½%

●
After tax return on equity.  17½% of bonus calculation based on ROE after tax from continuing operations before any extraordinary items, which we refer to as After Tax ROE, calculated as our net income plus the after tax effect of extraordinary items for the fiscal year, divided by the average stockholders’ equity.

After Tax ROE	Maximum bonus based on performance goal	Committee range of discretion to reduce maximum bonus
under 15%	100% of base salary x 17½%	Can reduce from 0% to 100% of base salary x 17½%

at least 15% but less than 18%	250% of base salary x 17½%	Can reduce from 101% to 250% of base salary x 17½%

at least 18% but less than 20%	399% of base salary x 17½%	Can reduce from 251% to 399% of base salary x 17½%

20% or more	600% of base salary x 17½%	Can reduce from 400% to 600% of base salary x 17½%

●
Increase in EBITDA.  35% of bonus calculation based on increase in earnings before interest, taxes, depreciation, amortization and other non-cash items, which we refer to as EBITDA, calculated as (i) the amount by which EBITDA for the current fiscal year exceeds EBITDA for the prior fiscal year, divided by (ii) EBITDA for the prior fiscal year.

Increase in EBITDA	Maximum bonus based on performance goal	Committee range of discretion to reduce maximum bonus
under 15%	100% of base salary x 35%	Can reduce from 0% to 100% of base salary x 35%

at least 15% but less than 22½%	250% of base salary x 35%	Can reduce from 101% to 250% of base salary x 35%

at least 22½% but less than 30%	399% of base salary x 35%	Can reduce from 251% to 399% of base salary x 35%

30% or more	600% of base salary x 35%	Can reduce from 400% to 600% of base salary x 35%

●
Stock price appreciation.  15% of bonus calculation based on common stock price appreciation, calculated based on (i) the increase in the closing price of our common stock from the last day of the prior fiscal year to the last day of the current fiscal year, divided by (ii) the common stock price on the last day of the prior fiscal year.  The per share common stock price is adjusted to take into account any stock splits and other mandatory anti-dilution adjustments made to outstanding equity awards under the our long-term incentive plan.

Stock price appreciation	Maximum bonus based on performance goal	Committee range of discretion to reduce maximum bonus
under 10%	100% of base salary x 15%	Can reduce from 0% to 100% of base salary x 15%

at least 10% but less than 20%	250% of base salary x 15%	Can reduce from 101% to 250% of base salary x 15%

at least 20% but less than 40%	399% of base salary x 15%	Can reduce from 251% to 399% of base salary x 15%

40% or more	600% of base salary x 15%	Can reduce from 400% to 600% of base salary x 15%

●
Increase in assets under management.  15% of bonus calculation based on increase in assets under management, calculated as (i) the increase in assets under management as reported in our Annual Report on Form 10-K from that of the prior fiscal year to that for the current fiscal year, divided by (ii) the assets under management as of the prior fiscal year.

Increase in assets under management	Maximum bonus based on performance goal	Committee range of discretion to reduce maximum bonus
under 15%	100% of base salary x 15%	Can reduce from 0% to 100% of base salary x 15%

at least 15% but less than 22½%	250% of base salary x 15%	Can reduce from 101% to 250% of base salary x 15%

at least 22½% but less than 30%	399% of base salary x 15%	Can reduce from 251% to 399% of base salary x 15%

30% or more	600% of base salary x 15%	Can reduce from 400% to 600% of base salary x 15%

The Compensation Committee calculated an initial award amount for Mr. J. Cohen based on these matrices.  It had discretion to reduce, but not increase, the initial award amount as permitted under Code Section 162(m), based on the applicable reduction range set forth above.  In addition, the Compensation Committee had discretion to reduce, but not increase, the award amount based on its assessment of qualitative factors, such as the following:

●	achievement/advancement of Company strategy

●	compliance with legal requirements and ethical standards

●	community relations

●	customer/shareholder satisfaction

●	leadership development and team building

●	ethics

●	risk assessment

●	management and oversight skills

●	succession planning

Long-Term Incentives

General.  Long-term incentive awards are intended to align the interests of our executives with the interests of our stockholders over a multi-year period by motivating and rewarding creation and preservation of long-term stockholder value.  The level of long-term incentive compensation is determined in conjunction with total compensation provided to our NEOs based on the goals of our compensation program.  Long-term incentive awards include restricted stock, stock options and other stock-based awards under our Amended and Restated 2005 Omnibus Equity Compensation Plan which we refer to as our “Equity Compensation Plan”.

Restricted Stock.  Restricted stock units reward stockholder value creation slightly differently than stock options:  restricted stock units are impacted by all stock price changes, both increases and decreases.  Restricted stock units generally vest 25% per year and include a right to receive dividends on unvested shares.  Historically, our Compensation Committee granted stock-based awards in the form of stock options.  However, since the adoption of our Equity Compensation Plan in 2005 and the promulgation of accounting rules requiring recognition of expense for stock options, our committee has generally granted restricted stock to our NEOs rather than stock options.

Performance-Based Stock Units.  Performance-based stock units are awards of restricted stock under our Equity Compensation Plan that vest based on the achievement of predetermined, objective performance goals over a multi-year performance period. There were no performance-based stock units awarded in fiscal 2011 and there are no outstanding performance-based stock units as of the date hereof.

Stock Options.  Since the adoption of our Equity Incentive Plan in 2005 and our spin-off that year of Atlas Energy (f/k/a Atlas America), we have not regularly issued stock options to our NEOs.  The Compensation Committee has delegated to our Chief Executive Officer the authority to issue up to 5,000 options per person to our employees and employees of our subsidiaries.  Stock options are issued periodically to such employees at an exercise price of no less than the market price of our common stock on the date of grant, have a life up to 10 years and typically vest 25% on each anniversary of the option grant.

RCC Restricted Stock.  Our subsidiary, Resource Capital Manager, manages RCC.  As described above under “Our Compensation Methodology,” RCC’s compensation committee approves awards of RCC restricted stock to our chairman and employees who perform services for Resource Capital Manager.  These awards generally vest 33-1/3% per year and include a right to receive dividends on unvested shares.

Post-Termination Compensation

Some of our NEOs have contractual arrangements which specify payments in the event their employment is terminated.  The type and amount of payments vary by executive and the nature of the termination.  For more information, please see “Employment Agreements and Potential Post-Employment Payments.”

Retirement and Other Benefits

Our NEOs participate in the full range of benefits and are covered by the same plans and on the same terms as provided to our other employees.  In addition, Messrs. J. Cohen, Brotman, Elliott and Yecies are entitled to termination payments pursuant to their employment agreements, as described below under “Employment Agreements and Potential Post-Employment Payments.”

Employee Stock Ownership Plan

In 1989, we established the Resource America, Inc. Employee Stock Ownership Plan, which we refer to as our ESOP, for the benefit of all qualified employees. All employees, including NEOs, are allocated shares from an available pool in proportion to their relative compensation. Shares granted under the plan vest 20% on the third anniversary of grant and 20% per year after that.  While the allocations from this plan are determined solely by a predetermined and required formula in accordance with ERISA, the intent was, and remains, to reward all employees, including NEOs, based on our long-term success as measured by stockholder return.

Savings Plan

Our 401(k) Plan offers eligible employees the opportunity to make long-term investments on a regular basis through salary contributions, which are supplemented by our matching contributions in the form of cash or our common stock. During fiscal year 2011, we matched employee contributions at the option of the employee 50% in cash or 50% by issuance of our common stock.  While participation in this plan is at the discretion of the qualified employee, the intent again was to reward all employees, including NEOs, based on our long-term success as measured by stockholder return.

How We Determined 2011 Compensation Amounts

Base Salary

As described above, our Compensation Committee sets the base salaries of our NEOs after the end of our fiscal year for the next calendar year.  As a specialized asset manager, we are affected by conditions in the financial markets and, in particular, have been affected by the recent volatility and reduction in liquidity in the global credit markets.  As a result, our Compensation Committee decided to maintain base salaries in 2011 at the same levels as 2010 for all of our NEOs, and again consider $300,000 of RCC restricted common stock granted by RCC to be part of Mr. J. Cohen’s base compensation.  Therefore, the committee established the following base salaries to be effective January 1, 2012: Mr. J. Cohen - $750,000 (comprised of $450,000 in cash and $300,000 in RCC common stock which vests 100% in three years and includes dividend equivalent rights on unvested stock); Mr. Brotman - $350,000; Mr. Elliott - $350,000; Mr. Yecies - $230,000; and Mr. Miller - $180,000.

Bonus and Incentive Award

In light of general adverse economic conditions in the market, and the determination of the RCC Compensation Committee to issue some of our NEOs stock awards, the Compensation Committee determined not to issue to the NEOs any awards of our stock.  However, the Committee did recognize our NEOs’ prudent management efforts in a challenging environment, and believes that bonus awards are appropriate both to recognize those efforts and to retain their services.  Accordingly, the Compensation Committee determined to award reduced cash bonuses to our NEOs, except for Mr. Miller, for fiscal 2011 as compared to the prior year.

Our Chief Executive Officer.  Pursuant to the Annual Incentive Plan, only our CEO, Mr. J. Cohen, was eligible to be considered for an award for fiscal 2011  Based on the performance measures described above under “−Elements of our Compensation Program − Bonus − Performance-Based,” we substantially outperformed the incentive goals that had been set under the Annual Incentive Plan.  The Compensation Committee recognized Mr. J. Cohen’s fiscal 2011 leadership efforts in stabilizing and repositioning us for growth, and, accordingly, awarded Mr. J. Cohen a bonus of $150,000 in cash.  In addition, RCC granted Mr. J. Cohen an incentive stock grant of $50,000 for total 2011 incentive compensation of $200,000.  The aggregate annual incentive awards to Mr. J. Cohen were less than the maximum amount payable under our Annual Incentive Plan, which we calculated to be $2,062,500.  The Compensation Committee and Mr. J. Cohen agreed that the aggregate compensation paid to Mr. J. Cohen for fiscal 2011 was reasonable and appropriate, taking into consideration his accomplishments, previous cash and stock awards and level of ownership of stock in our Company and RCC.

Our Other NEOs.  For fiscal 2011, our Compensation Committee awarded discretionary bonuses to our other named executive officers based on our Chief Executive Officer’s recommendations, which included RCC stock awards that were approved by RCC’s Compensation Committee.

●	Mr. Brotman was awarded $300,000 ($200,000 of which was in the form of RCC restricted stock).

●	Mr. Elliott was awarded $400,000 ($200,000 of which was in the form of RCC restricted stock).

●	Mr. Yecies was awarded $100,000 ($50,000 of which was in the form of RCC restricted stock).

●	Mr. Miller was awarded $55,000.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report has been provided by the Compensation Committee of the Board of Directors of Resource America, Inc.

Carlos C. Campbell, Chairman
Hersh Kozlov
John S. White

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table describes the “total compensation” earned by our NEOs in the past three fiscal years.  The individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary.  Base salary earned during the past three fiscal years.  Refer to “Compensation Discussion and Analysis − Elements of Our Compensation Program − Base Salary.”

Bonus.  Discretionary cash bonuses awarded to our NEOs other than Mr. J. Cohen.  Refer to “Compensation Discussion and Analysis − Elements of Our Compensation Program − Bonus − Discretionary.”

Stock Awards.  The awards disclosed under the heading “Stock Awards” consist of awards of restricted stock made to our named executive officers, disregarding any possible forfeitures as a result of failure to satisfy service conditions.  The dollar amounts for the awards represent the compensation expense recognized in such fiscal year under ASC 718 for each NEO and as reported in our consolidated financial statements included in our 2011 Form 10-K. The recognized compensation expense of the stock awards for financial reporting purposes will likely vary from the actual amount ultimately realized by the NEO based on the value of the stock at vesting.

Non-Equity Incentive Plan Compensation.  Because payments made to our Chief Executive Officer under the Annual Incentive Plan are based on pre-established and communicated performance targets, the outcome of which were substantially uncertain, the Annual Incentive Plan qualifies as an incentive plan as defined by the SEC, and cash payments thereunder are considered non-equity incentive plan compensation and are disclosed under the heading “Non-Equity Incentive Plan Compensation.”  For more information on these awards refer to “− Compensation Discussion and Analysis − Elements of Our Compensation Program − Bonus − Performance-Based.”

RCC Restricted Stock Awards.  The amount disclosed under “All Other Compensation” includes awards of RCC restricted stock earned in the past three fiscal years, valued at the closing price of RCC stock on the respective dates of grant.  RCC is not our subsidiary and is not consolidated in our financial statements and, accordingly, we do not recognize compensation expense or other cost in connection with these awards.  These awards generally vest 33-1/3% per year, and include a right to receive dividends on unvested shares.  RCC restricted stock awards granted in the 2011 fiscal year were earned in the 2010 fiscal year and are presented in the Grants of Plan-Based Awards table.  Refer to “Compensation Discussion and Analysis − Elements of Our Compensation Program − Long-Term Incentives − RCC Restricted Stock” for additional information.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($) (1)	Bonus ($)	Stock awards ($) (2)	Non-equity incentive plan compensation ($)	All other compensation ($) (3)	Total ($)
Jonathan Z. Cohen President & Chief Executive Officer	2011 2010 2009	450,006 546,350 750,000	− − −	− 149,998 −	150,000 200,000 −	381,860 1,028,996 28,615	981,866 1,925,344 778,615

Jeffrey F. Brotman Executive Vice President	2011 2010 2009	350,000 351,346 350,000	100,000 200,000 50,000	− 49,997 99,999	− − −	221,436 619,796 117,518	671,436 1,221,139 617,517

Thomas C. Elliott Senior Vice President & Chief Financial Officer	2011 2010 2009	337,501 277,501 225,000	200,000 300,000 150,000	− 49,997 99,999	− − −	222,367 534,640 126,997	759,868 1,162,138 601,996

Michael S. Yecies Senior Vice President, Chief Legal Officer & Secretary	2011 2010 2009	227,500 217,692 210,000	50,000 70,000 65,000	− 14,994 14,998	− − −	70,438 67,628 45,053	347,938 370,314 335,051

Arthur J. Miller Vice President & Chief Accounting Officer	2011 2010	178,749 174,097	55,000 55,000	− −	− −	10,517 35,000	244,266 264,097

(1)
Amounts represent salary earned during each of the fiscal years listed (which ends September 30).  These amounts may differ from the annual salary determined by our Compensation Committee because such determinations are made on a calendar year basis.

(2)	Represents the grant date fair value of the award as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.

(3)	All other compensation includes the following:

●
Awards of RCC restricted stock earned in the past three fiscal years, valued at the closing price of RCC common stock on the respective dates of grant, as well as 401(k) employer match contributions and employee perquisites, as follows:

●	Awards of RCC restricted stock earned during fiscal 2011 and granted in January 2012 are as follows: Mr. J. Cohen - $350,000; Mr. Brotman - $200,000; Mr. Elliott - $200,000; and Mr. Yecies - $50,000.

●
Awards of RCC restricted stock earned during fiscal 2010 and granted in January 2011 are as follows:  Mr. J. Cohen - $1,000,000; Mr. Brotman - $600,000; Mr. Elliott - $500,000; Mr. Yecies - $50,000; and Mr. Miller - $35,000.

●	Awards of RCC restricted stock earned during fiscal 2009 and granted in January 2010 are as follows: Mr. Brotman - $100,000; Mr. Elliott - $100,000; and Mr. Yecies - $25,000.

●	Employee perquisites comprised of automobile allowance or personal use of a Company-provided automobile, parking cost reimbursement, and reimbursement of out-of-pocket medical costs.

Grants of Plan-Based Awards Table

During fiscal 2011, we granted plan-based awards to some of our NEOs.  Some of our NEOs also received awards of RCC restricted stock from RCC.  Refer to “Compensation Discussion and Analysis − Elements of Our Compensation Program − Long-Term Incentives − RCC Restricted Stock” for additional information.  The following table sets forth information with respect to each of these awards on a grant-by-grant basis.

2011 GRANTS OF PLAN-BASED AWARDS

Name	Grant date	All other stock awards: number of shares of stock (#) (3)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
Jonathan Z. Cohen Our restricted stock (1) RCC restricted stock (2)	01/24/2011 01/26/2011	22,189 138,504	− −	− −	150,000 1,000,000

Jeffrey F. Brotman Our restricted stock (1) RCC restricted stock (2)	01/24/2011 01/26/2011	7,396 83,102	− −	− −	50,000 600,000

Thomas C. Elliott Our restricted stock (1) RCC restricted stock (2)	01/24/2011 01/26/2011	7,396 69,252	− −	− −	50,000 500,000

Michael S. Yecies Our restricted stock (1) RCC restricted stock (2)	01/24/2011 01/26/2011	2,218 6,925	− −	− −	15,000 50,000

Arthur J. Miller RCC restricted stock (2)	01/26/2011	4,847	−	−	35,000

(1)	Represents grants of restricted stock under our Omnibus Equity Compensation Plan, valued at the closing price of our common stock on the grant date of $6.76.

(2)	Represents grants of RCC restricted stock under its 2007 Stock Incentive Plan, valued at the closing price of RCC’s common stock on the grant date of $7.22.

(3)
Does not include shares of RCC restricted stock granted in 2012 as compensation earned in fiscal 2011 as follows:  Mr. J. Cohen – 62,056 shares; Messrs. Brotman and Elliott – 35,460 shares; and Mr. Yecies – 8,865 shares.

Outstanding Equity Awards at Fiscal Year-End Table

The following equity awards granted to our NEOs were outstanding as of the end of fiscal 2011.

Options (disclosed under the “Option awards” columns).

Restricted stock awards (disclosed under the “Stock awards” columns), valued at the closing price of our common stock on September 30, 2011.

RCC restricted stock awards (disclosed under the “Stock awards” columns), valued at the closing price of RCC’s common stock on September 30, 2011.

The following table sets forth information with respect to each of these awards on an award-by-award basis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)
Jonathan Z. Cohen
Our awards	286,908	−	3.33	09/24/2012	9,915 (1)	44,717
	275,000	−	16.66	07/01/2015	22,189 (2)	100,072
RCC awards	100,000	−	15.00	03/07/2015	38,536 (3)	192,680
					138,504 (4)	692,520
Jeffrey F. Brotman
Our awards	30,000	−	24.28	06/18/2017	4,957 (1)	22,356
					18,293 (5)	82,501
					7,396 (2)	33,356
RCC awards					12,845 (3)	64,225
					83,102 (4)	415,510
Thomas C. Elliott
Our awards	5,298	−	15.96	04/07/2015	3,965 (1)	17,882
	64,083	−	15.96	04/07/2015	18,293 (5)	82,501
	3,750	1,250 (6)	8.14	05/21/2018	7,396 (2)	33,356
RCC awards	10,000	−	15.00	03/07/2015	12,845 (3)	64,225
					69,252 (4)	346,260
Michael S. Yecies
Our awards	23,127	−	3.33	09/24/2012	1,685 (1)	7,599
	7,500	−	17.26	07/08/2015	2,691 (7)	12,136
	3,750	1,250 (6)	8.14	05/21/2018	2,218 (2)	10,003
RCC awards	10,000	−	15.00	03/07/2015	3,211 (3)	16,055
					6,925 (4)	34,625
Arthur J. Miller
Our awards	2,000	−	17.26	07/08/2015	199 (1)	897
	2,250	750 (6)	8.14	05/21/2018	897 (7)	4,045
RCC awards					4,847 (4)	24,235

(1)	These shares of restricted stock were granted on January 11, 2008 and vest 25% per year on each anniversary of the grant date.

(2)	These shares of restricted stock were granted on January 24, 2011 and vest 25% per year on each anniversary of the grant date.

(3)	These shares of restricted stock were granted on January 22, 2010 and vest 33.33% per year on each anniversary of the grant date.

(4)	These shares of restricted stock were granted on January 26, 2011 and become fully vested on the third anniversary of the grant date.

(5)	These shares of restricted stock were granted on January 20, 2010 and vest 25% per year on each anniversary of the grant date.

(6)	These stock options were granted on May 21, 2008 and vest 25% per year on each anniversary of the grant date.

(7)	These shares of restricted stock were granted on February 10, 2010 and vest 25% per year on each anniversary of the grant date.

Option Exercises and Stock Vested Table

With respect to our NEOs, this table shows each officer’s restricted stock awards that vested during fiscal 2011 and stock options that were exercised by such officers during fiscal 2011.

Restricted Stock (disclosed under the “Stock awards” columns).  The dollar value reflects the final pre-tax value received by such officers upon the vesting of restricted stock (our or RCC’s stock price on the vesting date), not the grant-date fair value or, in the case of our restricted stock, recognized compensation expense disclosed elsewhere in this proxy statement.

2011 OPTION EXERCISES AND STOCK VESTED

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (2)
Jonathan Z. Cohen
Our stock awards	104,072	196,328	12,321	86,613
RCC stock awards	−	−	19,267	135,832

Jeffrey F. Brotman
Our stock awards	−	−	11,053	76,251
RCC stock awards	−	−	6,422	45,275

Thomas C. Elliott
Our stock awards	17,345	46,888	10,548	72,254
RCC stock awards	−	−	6,422	45,275

Michael S. Yecies
Our stock awards	57,818	122,948	2,825	19,497
RCC stock awards	−	−	1,605	11,315

Arthur J. Miller
Our stock awards	−	−	497	3,368
RCC stock awards	−	−	−	−

(1)	Value is calculated by subtracting the total exercise price from the fair market value of the securities underlying the options at the date of exercise.

(2)	Value is calculated by multiplying the shares vested by the fair market value of the securities underlying the shares at the date of vesting.

As of September 30, 2011, we had the following securities authorized for issuance under our equity compensation plans. The table set forth below does not include shares that may be issued, upon stockholder approval, under the 2012 Non-Employee Director Deferred Stock Plan discussed in Proposal 2 herein.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,766,337	$8.93	796,148

EMPLOYMENT AGREEMENTS AND POTENTIAL POST-EMPLOYMENT PAYMENTS

Jonathan Z. Cohen

Jonathan Z. Cohen currently serves as our Chief Executive Officer and President under an employment agreement dated October 5, 1999.  The agreement was amended and restated as of December 29, 2008 to comply with requirements under Section 409A of the Code relating to deferred compensation.  The agreement requires Mr. J. Cohen to devote as much of his business time to us as necessary to the fulfillment of his duties, and permits him to have outside business interests.  The agreement provided for initial base compensation of $200,000 per year, which may be increased by the Compensation Committee of the Board based upon its evaluation of Mr. J. Cohen's performance.  Mr. J. Cohen is eligible to receive incentive bonuses and equity compensation grants in amounts to be determined by the Board and to participate in all employee benefit plans in effect during his period of employment.

The agreement has a term of three years and, until notice to the contrary, the term is automatically extended so that, on any day on which the agreement is in effect, it has a then-current three year term.  We may terminate the agreement sooner upon 60 days’ prior notice or in the event of Mr. J. Cohen's death or if he is disabled for more than 240 days in any calendar year.  Mr. J. Cohen also has the right to terminate the agreement upon a change of control or potential change of control and for cause.  Mr. Cohen must provide us with 30 days’ notice of a termination by him for cause within 60 days of the event constituting the cause.  We then would have 30 days in which to cure and, if we do not do so, Mr. Cohen’s employment will terminate 30 days after the end of the cure period.  Mr. J. Cohen can terminate the agreement without cause upon 180 days' notice.  Termination amounts payable for any reason upon, or within two years after, a change of control as defined by Section 409A of the Code, which we refer to as a Section 409A change of control, will be paid in a single lump sum and will not be paid until 6 months after the termination date, if such delay is required by Section 409A.

Change of control is defined as:

●
we consummate a merger, consolidation, share exchange, division or other reorganization or transaction with an unaffiliated entity, other than one in which our voting securities immediately prior to the transaction continue to represent at least 60% of the combined voting power immediately after the transaction of us, the surviving entity or, in the case of a division, each entity resulting from the division;

●
during any period of 24 consecutive months, individuals who were Board members at the beginning of the period cease for any reason to constitute a majority of the Board, unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of the period; or

●
we consummate a plan of complete liquidation or winding up of our Company, or agreement of sale of all or substantially all of our assets or all or substantially all of the assets of our primary subsidiaries to an unaffiliated entity.

A potential change of control is defined as:

●
the Board approves a plan of complete liquidation or winding up of our Company, or agreement of sale of all or substantially all of our assets or all or substantially all of the assets of our primary subsidiaries to an unaffiliated entity;

●	the commencement of a proxy or other contest or effect to effectuate a change in control; or

●	the acting together of any person or persons who are, or seek in any direct or indirect manner to become, beneficial owners, as defined in the Exchange Act, of 25% or more of our voting securities.

A Section 409A change of control event occurs when:

●	any person or group acquires more than 50% of the total fair market value or total voting power of our stock;

●	any person or group acquires during a 12-month period 30% or more of the total voting power of our stock;

●	a majority of our Board members is replaced over a 12-month period by directors who are not endorsed by the incumbent Board members; or

●	any person or group acquires during a 12-month period 40% or more of the total gross fair market value of our assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, purchase of stock or similar transaction with the corporation.

Cause is defined as:

●
without Mr. J. Cohen's written consent, a substantial change in the services or duties required of Mr. J. Cohen, or the imposition of any services or duties substantially inconsistent with, or in diminution of, Mr. J. Cohen's current position, services or duties, or status with us;

●	failure to continue Mr. J. Cohen's coverage under any benefit plan, except to the extent a change applies to our senior executives generally or is required by law; or

●	a material breach of the agreement by us.

The agreement provides the following termination benefits provided that, except in the case of his death, Mr. J. Cohen has executed a release of all claims against us:

●
upon termination due to death, Mr. J. Cohen’s estate will receive (a) an amount equal to his average compensation (defined as the average of the three highest amounts of annual salary and bonus received by Mr. J. Cohen during the then current calendar year, on an annualized basis, and the then preceding eight calendar years) for the then remaining 3-year term of his agreement, payable in regular payroll installments and (b) automatic vesting of all stock and option awards;

●
upon termination due to disability, Mr. J. Cohen will receive annually (a) an amount equal to the product of (i) his average compensation and (ii) 75% payable in regular payroll installments and (b) automatic vesting of all stock and option awards;

●
upon termination by Mr. J. Cohen for cause or upon a change of control or potential change of control or termination by us, Mr. J. Cohen will receive (a) an amount equal to his average compensation for the then remaining 3-year term of his agreement, payable in regular payroll installments, (b) if he elects to continue to participate in our health plan, we will reimburse him for the COBRA premium cost, less the premium charge that is paid by our employees, during the severance period, (c) an amount equal to the cost we would incur for life, disability and accident insurance coverage during the severance period, less the premium charge that is paid by our employees, and (d) automatic vesting of all stock and option awards;

●
upon termination that occurs for any reason upon, or within two years after, a Section 409A change of control, Mr. J. Cohen will receive (a) an amount equal to his average compensation for the then remaining 3-year term of his agreement, payable in a single lump sum within 30 days of termination or, if required by Section 409A, six months after the date of termination, (b) if he elects to continue to participate in our health plan, we will reimburse him for the COBRA premium cost, less the premium charge that is paid by our employees, during the severance period, (c) an amount equal to the cost we would incur for life, disability and accident insurance coverage during the severance period, less the premium charge that is paid by our employees, and, (d) automatic vesting of all stock and option awards; and

●	upon termination by Mr. J. Cohen without cause, Mr. J. Cohen will receive automatic vesting of all stock and option awards.

In the event that any payments or benefits to Mr. J. Cohen upon termination become subject to any excise tax imposed under Section 4999 of the Code, we must pay Mr. J. Cohen an additional sum such that the net amounts retained by Mr. J. Cohen, after payment of excise, income and withholding taxes, equals the termination amounts payable.

If a termination event had occurred as of September 30, 2011, we estimate that the value of the benefits to Mr. J. Cohen would have been as follows:

Reason for termination	Severance payment	Benefits	Accelerated vesting of equity awards (1)	Tax Gross-Up
Death	$9,608,216 (2)	−	$1,029,989	−
Disability	$2,402,054 (3)	−	$1,029,989	−
Termination by Mr. Cohen for cause or upon change of control or potential change of control, or by us	$9,608,216 (2)	$63,232 (4)	$1,029,989	$2,996,789 (5)
Termination that occurs for any reason upon, or within two years after, a Section 409A change of control	$9,608,216 (2)	$63,232 (4)	$1,029,989	$2,996,789 (5)
Termination by Mr. Cohen without cause	−	−	$1,029,989	−

(1)
Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End”.  The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on September 30, 2011.  The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on September 30, 2011.

(2)
Calculated as Mr. J. Cohen’s average compensation (defined as the average of the three highest amounts of annual salary and bonus received by Mr. J. Cohen during the then current calendar year, on an annualized basis, or the then preceding eight calendar years) multiplied by three.

(3)	Calculated as Mr. J. Cohen’s average compensation multiplied by 75%. Amount shown represents amount payable annually for the remainder of Mr. J. Cohen’s life.

(4)	Represents rates currently in effect for COBRA insurance benefits (medical, life and dental insurance) for 36 months less premium charge paid by our employees.

(5)	Assumes a tax rate of 20% for federal excise tax, and an effective individual tax rate of 45.47% for federal, state and local taxes.

Jeffrey F. Brotman

Jeffrey F. Brotman currently serves as our Executive Vice President under an employment agreement dated June 18, 2007.  The agreement was amended and restated as of December 29, 2008 to comply with requirements under Section 409A of the Code relating to deferred compensation.  The agreement requires Mr. Brotman to devote as much of his business time to us as necessary to the fulfillment of his duties, and it permits him to have outside business interests.  The agreement provides for initial base compensation of $350,000 per year, which may be increased by the Compensation Committee of the Board based upon its evaluation of Mr. Brotman’s performance.  Mr. Brotman is eligible to receive incentive bonus payments, stock option grants, restricted stock grants and other forms of incentive compensation in amounts to be determined by the Board and to participate in all employee benefit plans in effect during his period of employment.

The agreement has a term of one year and, until notice to the contrary, the term is automatically extended so that, on any day on which the agreement is in effect, it has a then-current one year term.  We may terminate the agreement sooner in the event of Mr. Brotman’s death, if he is disabled for more than 180 days in the aggregate or more than 90 days in any 365-day period, for cause or without cause upon 30 days’ prior notice.  Mr. Brotman also has the right to terminate the agreement upon a Section 409A change in control or for good reason.  Termination amounts payable for any reason upon, or within two years after, a Section 409A change of control will not be paid until 6 months after the termination date, if such delay is required by Section 409A.  Mr. Brotman can terminate the agreement without cause upon 180 days' notice.

Cause is defined as:

●	committing any act of fraud;

●	willful illegal conduct or gross misconduct which results in material and demonstrable damage to our business or reputation;

●	being charged with a felony;

●	continued failure to substantially perform his duties, other than as a result of physical or mental illness or injury, after written demand; or

●	failure to follow our reasonable written instructions which are consistent with Mr. Brotman’s duties.

The definition of change in control is the same as that in the employment agreements of Messrs. Cohen and Kessler, except that it is also a change in control if neither Mr. E. Cohen nor Mr. J. Cohen is on our Board or Mr. J. Cohen is no longer our chief executive officer.

Good reason is defined as:

●	material diminution in Mr. Brotman’s position, authority, duties or responsibilities;

●	any purported termination of Mr. Brotman’s employment by us for a reason or in an manner not expressly permitted under the agreement;

●	our failure to cause any successor to all or substantially all of our business and/or assets to expressly assume our obligations under the agreement;

●	we notify Mr. Brotman that we will not continue to extend the one-year term of his agreement; or

●	any substantial breach of the agreement by us.

The agreement provides the following termination benefits provided that, except in the case of his death, Mr. Brotman has executed a release of all claims against us:

●
upon termination due to death, Mr. J. Brotman’s estate will receive (a) one year’s base compensation, payable in regular payroll installments, and (b) the value of all incentive compensation, excluding stock option grants, received by Mr. Brotman in the year preceding his death;

●
upon termination due to disability, Mr. Brotman will receive (a) one year’s base compensation, payable in regular payroll installments, and (b) the value of all incentive compensation, excluding stock option grants, received by Mr. Brotman in the year preceding his disability;

●
upon termination by us other than for cause, death or disability, or by Mr. Brotman for good reason, Mr. Brotman will receive (a) his base compensation and any incentive compensation, excluding stock option grants, that he would otherwise have earned for the one-year term of his agreement, payable in regular payroll installments, (b) if he elects to continue to participate in our health plan, we will reimburse him for the COBRA premium cost, less the premium charge that is paid by our employees, during the severance period, (c) an amount equal to the cost we would incur for life, disability and accident insurance coverage during the severance period, and less the premium charge that is paid by our employees, and (d) automatic vesting of all stock and option awards;

●
upon termination by Mr. Brotman within 6 months of a change of control or upon termination by us in anticipation of a change of control or within 6 months of a change of control, Mr. Brotman will receive (a) an amount equal to 30 months’ of his base compensation and any incentive compensation, excluding stock option grants, that he would otherwise have earned if he had remained employed for a period of 30 months, payable in regular payroll installments, (b) if he elects to continue to participate in our health plan, we will reimburse him for the COBRA premium cost, less the premium charge that is paid by our employees, during the severance period, (c) an amount equal to the cost we would incur for life, disability and accident insurance coverage during the severance period, less the premium charge that is paid by our employees, and (d) automatic vesting of all stock and option awards;

●
upon termination that occurs for any reason upon, or within two years after, a Section 409A change of control, Mr. Brotman will receive (a) an amount equal to 30 months’ of his base compensation and any incentive compensation, excluding stock option grants, that he would otherwise have earned for a period of 30 months, payable in a single lump sum within 30 days of termination or, if required by Section 409A, six months after the date of termination, (b) if he elects to continue to participate in our health plan, we will reimburse him for the COBRA premium cost, less the premium charge that is paid by our employees, during the severance period, (c) an amount equal to the cost we would incur for life, disability and accident insurance coverage during the severance period, less the premium charge that is paid by our employees, and (d) automatic vesting of all stock and option awards.

If a termination event had occurred as of September 30, 2011, we estimate that the value of the benefits to Mr. Brotman would have been as follows:

Reason for termination	Severance payment	Benefits	Accelerated vesting of equity awards (1)
Death	$1,200,000	−	−
Disability	$1,200,000	−	−
Termination by Mr. Brotman for good reason, or by us other than for cause, death or disability	$1,200,000	$15,142 (2)	$617,948
Termination by Mr. Brotman upon change in control	$3,000,000	$37,854 (3)	$617,948
Termination that occurs for any reason upon, or within two years after, a Section 409A change of control	$3,000,000	$37,854 (3)	$617,948

(1)
Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End.”  The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on September 30, 2011.  The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on September 30, 2011.

(2)	Represents rates currently in effect for COBRA insurance benefits for 12 months less premium charge paid by our employees.

(3)	Represents rates currently in effect for COBRA insurance benefits for 30 months less premium charge paid by our employees.

Thomas C. Elliott

The terms of our employment agreement with Thomas C. Elliott, dated November 17, 2006, are the same as those of our employment agreement with Mr. Brotman, described above, except as follows: Mr. Elliott currently serves as Senior Vice President and Chief Financial Officer; Mr. Elliott’s initial base compensation was $200,000 per year; Mr. Elliott is required to devote substantially all of his time and attention to our business; Mr. Elliott does not have a right to terminate for good reason if we notify him that we will not continue to extend the one-year term of his agreement; Mr. Elliott receives only his base compensation in the event he terminates his employment for good reason or we terminate other than for cause, death or disability; and Mr. Elliott is entitled to one year’s compensation upon a change of control.  The agreement was amended and restated as of December 29, 2008 to comply with requirements under Section 409A of the Code relating to deferred compensation.

If a termination event had occurred as of September 30, 2011, we estimate that the value of the benefits to Mr. Elliott would have been as follows:

Reason for termination	Severance payment	Benefits	Accelerated vesting of equity awards (1)
Death	$1,200,000	−	−
Disability	$1,200,000	−	−
Termination by Mr. Elliott for good reason, or by us other than for cause, death or disability	$ 350,000	$21,077 (2)	$544,225
Termination by Mr. Elliott upon change in control	$1,200,000	$21,077 (2)	$544,225
Termination that occurs for any reason upon, or within two years after, a Section 409A change of control	$1,200,000	$21,077 (2)	$544,225

(1)
Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End”.  The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on September 30, 2011.  The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on September 30, 2011.

(2)	Represents rates currently in effect for COBRA insurance benefits for 12 months less premium charge paid by our employees.

Michael S. Yecies

The terms of our employment agreement with Michael S. Yecies, dated November 17, 2006, are the same as those of our employment agreement with Mr. Elliott, described above, except as follows: Mr. Yecies currently serves as Senior Vice President, Chief Legal Officer and Secretary; and Mr. Yecies’ initial base compensation was $210,000 per year.  The agreement was amended and restated as of December 29, 2008 to comply with requirements under Section 409A of the Code relating to deferred compensation.

If a termination event had occurred as of September 30, 2011, we estimate that the value of the benefits to Mr. Yecies would have been as follows:
Reason for termination	Severance payment	Benefits	Accelerated vesting of equity awards (1)
Death	$ 365,000	−	−
Disability	$ 365,000	−	−
Termination by Mr. Yecies for good reason, or by us other than for cause, death or disability	$ 230,000	$15,142 (2)	$ 80,419
Termination by Mr. Yecies upon change in control	$ 365,000	$15,142 (2)	$ 80,419
Termination that occurs for any reason upon, or within two years after, a Section 409A change of control	$ 365,000	$15,142 (2)	$ 80,419

(1)
Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End”.  The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on September 30, 2011.  The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on September 30, 2011.

(2)	Represents rates currently in effect for COBRA insurance benefits for 12 months less premium charge paid by our employees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy for Evaluating Related Person Transactions.  Our policy is to have our Board of Directors or one of our committees consisting solely of independent directors review transactions with related persons that are required to be disclosed in proxy statements by SEC regulations, which are commonly referred to as “related person transactions.” A “related person” is defined under the applicable SEC regulations and includes our directors, executive officers and beneficial owners of 5% or more of our common stock.  In approving any related person transaction, the Board or committee must determine that the transaction is fair and reasonable to us.  All of the transactions described below were approved by our Board of Directors or one of our committees consisting solely of independent directors.

Related Person Transactions.  In the ordinary course of our business operations, we sponsor and manage investment entities and have ongoing relationships with several related entities.  The following table details the receivables and payables with these related parties as of September 30, 2011 (in thousands):

September 30, 2011
Receivables from managed entities and related parties, net:
Commercial finance investment entities (1)	$29,725
Real estate investment entities (2)	19,796
Financial fund management investment entities	2,652
RCC	2,539
Other	103
Receivables from managed entities and related parties	$54,815

Payables due to managed entities and related parties, net:
Real estate investment entities	$1,010
RCC	222
Payables to managed entities and related parties	$1,232

(1)
Reflects $8.3 million of reserves for credit losses related to management fees owed from two commercial finance investment entities that, based on a change in estimated cash distributions, are not expected to be collectible.  Also includes a discount of $293,000 in connection with management fees and reimbursed expenses that the Company expects to receive in the future.

(2)	Reflects $2.2 million of reserves for credit losses related to management fees owed from two real estate investment entities that, based on projected cash flows, are not expected to be collectible.

We receive fees, dividends and reimbursed expenses from several related/managed entities.  In addition, we reimburse related entities for certain operating expenses.  The following table details those activities (in thousands):
September 30, 2011
Fees from unconsolidated investment entities:
Real estate (1)	$13,480
Financial fund management	4,391
RCC:
Management, incentive and servicing fees	12,270
Dividends	2,455
Reimbursement of costs and expenses	2,688
Resource Real Estate Opportunity REIT, Inc. – reimbursement of costs and expenses	1,843
Atlas Energy, L.P. – reimbursement of net costs and expenses	1,070
Ledgewood P.C. – payment for legal services	(555)
The Bancorp, Inc. – reimbursement of net costs and expenses	34

(1)	Reflects a discount recorded by us of $512,000 recorded in fiscal 2011 in connection with management fees from our real estate investment entities that we expect to receive in future periods.

Relationship with RCC.  Since March 2005, we have had a management agreement with RCC pursuant to which we provides certain services, including investment management and certain administrative services for RCC.  The agreement, which had an original maturity date of March 31, 2009, continues to automatically renew for one-year terms unless at least two-thirds of the independent directors or a majority of the outstanding common shareholders agree to not renew it.  We receive a base management fee, incentive compensation, property management fees and reimbursement for out-of-pocket expenses.  The base management fee is equal to 1/12th of the amount of RCC’s equity, as defined by the management agreement, multiplied by 1.50%.  In October 2009 and January 2010, the management agreement was further amended such that RCC will directly reimburse us for the wages and benefits of its chief financial officer, an executive officer who devotes all of his time to serve as RCC’s chairman of the board, and three accounting professionals, each of whom will be exclusively dedicated to the operations of RCC, and a director of investor relations who will be 50% dedicated to RCC's operations.  In August 2010, the agreement was further amended to reduce the incentive management fee earned by us for any fees paid directly by RCC to employees, agents and/or affiliates of the Company with respect to profits earned by a taxable REIT subsidiary of RCC.

In February 2011, we entered into a services agreement with RCC to provide subadvisory collateral management and administrative services for five CDOs holding approximately $1.7 billion in bank loans whose management contracts RCC had acquired.  In connection with the services provided, in February 2011 the management agreement was further amended to permit RCC to pay us 10% of all base and additional collateral management fees and 50% of all incentive collateral management fees it collects and reimburse its expenses relative to the management of these CDOs.

In July 2011, RCC loaned LEAF Commercial Capital, Inc. (“LEAF”) $10.0 million.  The loan bore interest at 8.0% per annum, and $8.5 million was repaid in November 2011 to settle the loan.  LEAF is our subsidiary that we deconsolidated in November 2011 when our ownership was reduced to 15.7% on a fully-diluted basis.  Certain of our employees are directors of LEAF.

In December 2010, we loaned LEAF $2.0 million.  The loan bore interest at 7% per annum and required quarterly payments of principal and interest, with the final payment due to us on or before September 30, 2013.  In addition, during fiscal 2011, we also advanced LEAF $1.0 million and again charged LEAF interest of 7% per annum.  In November 2011, LEAF repaid us $2.7 million to settle this loan and advance.

In January 2010, RCC advanced $2.0 million to us under an 8% promissory note that matures on January 14, 2015.  Interest is payable quarterly in arrears and requires principal repayments upon the receipt of distributions from one of our real estate investment entities.

LEAF Financial Corporation (“LEAF Financial”), a wholly-owned subsidiary of ours, originated and managed commercial finance assets on behalf of RCC prior to the formation of LEAF in January 2011.  The leases and loans were typically sold to RCC at fair value plus an acquisition fee of 1% in addition to a 1% fee to then service the assets.  During fiscal 2011, LEAF Financial sold $2.3 million of leases and loans to RCC prior to the formation of LEAF.

Transactions between LEAF Financial and its investment entities.  LEAF Financial originates and manages leases and loans on behalf of its investment entities (collectively, the “LEAF Financial Funds”) for which it also is the general partner.  The leases and loans are sold to the LEAF Financial Funds at fair value plus an origination fee not to exceed 2%.  During fiscal 2011, LEAF Financial sold $821,000 of leases and loans to the LEAF Financial Funds.

Relationship with Resource Real Estate Opportunity REIT, Inc. (“RRE Opportunity REIT”).  We formed RRE Opportunity REIT in fiscal 2009 and the registration statement for this fund became effective with the SEC in June 2010.  We are entitled to receive reimbursements for costs associated with the formation and operating expenses of RRE Opportunity REIT.  As of September 30, 2011, we had a $3.9 million receivable due from RRE Opportunity REIT.

On June 17, 2011, we loaned $1.4 million to RRE Opportunity REIT at a rate of interest of 6.5% with a maturity of six months.  The loan was repaid on June 28, 2011, along with related interest.

Relationship with Atlas Energy, L.P. (“Atlas”).  On June 30, 2005, we completed the spin-off of Atlas, our former subsidiary.  Mr. E. Cohen, our Chairman of the Board, is the Chief Executive Officer and President of the general partner of Atlas, and Mr. J. Cohen, our Chief Executive Officer and President, is such general partner’s chairman of the board.  Atlas subleases office space from us and also reimburses us for certain shared services.  At September 30, 2011, we had a $79,000 receivable balance from Atlas.

Relationship with Ledgewood P.C. (“Ledgewood”).  Ledgewood is a law firm that has provided legal services to us since 1991.  From 1995 until March 2006, Mr. Jeffrey F. Brotman was the managing member of Ledgewood.  Mr. Brotman remained of counsel to Ledgewood through June 2007, at which time he became our Executive Vice President.  In connection with his separation, Mr. Brotman will receive payments from Ledgewood through 2013.

Mr. E. Cohen, who was of counsel to Ledgewood until April 1996, receives certain debt service payments from Ledgewood related to the termination of his affiliation with Ledgewood and its redemption of his interest in the firm.

Relationship with The Bancorp, Inc. (Nasdaq: TBBK).  The Bancorp, Inc. is a bank holding company that was organized in 2000 with our participation.  Mr. Daniel G. Cohen (“Mr. D. Cohen”) is the chairman of the board and Mrs. Betsy Z. Cohen (“Mrs. B. Cohen”) is the Chief Executive Officer of TBBK and its subsidiary bank.  Mrs. B. Cohen is the wife of Mr. E. Cohen, and Mr. E. Cohen and Mrs. B. Cohen are the parents of Messrs. J. Cohen and D. Cohen.  Michael J. Bradley, one of our directors, is a member of the Board of Directors of TBBK.  Beginning in June 2011, we sublet a portion of our New York office space to TBBK.  During fiscal 2011, we sold 90,210 of our shares of TBBK common stock for $790,000 and realized a gain of $186,000.  In addition, TBBK provides banking and operational services for LEAF Financial.  During fiscal 2011, LEAF Financial paid $5,000 in fees to TBBK.  Additionally, we held cash deposits of $41,000 at TBBK at September 30, 2011.

Relationship with Brandywine Construction & Management, Inc. (“BCMI”).  BCMI is a real estate management firm that has provided services to us since 1991.  BCMI currently manages the properties underlying three of our real estate loans and certain other real estate assets.  Mr. Adam Kauffman, president of BCMI, or an entity affiliated with him, has also acted as the general partner, president or trustee of one of the borrowers on the loans.  We paid BCMI approximately $171,000 in property management fees in fiscal 2011.  Mr. E. Cohen is the chairman of BCMI.

Agreement with Raging Capital Fund, LP.  On January 9, 2012, we entered into the Settlement Agreement with Raging Capital Fund, LP, which beneficially owns approximately 10.6% of our common stock, relating to the election of a director and other changes to our Board of Directors.  A description of the Settlement Agreement is set forth above under the heading “Corporate Governance – Board Election Arrangement and Changes to Our Board of Directors.”

PROPOSAL 2:  APPROVAL OF THE RESOURCE AMERICA, INC. 2012 NON-EMPLOYEE
DIRECTOR DEFERRED STOCK PLAN

The purpose of the 2012 Non-Employee Director Deferred Stock Plan (the “Plan”) is to enable us to attract, retain and motivate qualified outside directors and to enhance the long-term mutuality of interest between directors and our stockholders.

Under the Plan, directors who are not also our employees ("Eligible Directors") will be awarded units representing the right to receive one share of our common stock for each unit awarded.  The units will be redeemed for our common stock upon the termination of a director's service, subject to certain limitations discussed below.

The Board of Directors believes that our ability to attract, retain and motivate top quality non-employee directors is material to our success, and the Board has concluded that this would be enhanced by our ability to make equity grants under the Plan.  The Board of Directors believes that the interests of our Company and stockholders will be advanced if we can continue to offer non-employee directors the opportunity to acquire or increase their proprietary interests in our Company.

We currently maintain the Resource America, Inc. 2002 Non-Employee Director Deferred Stock and Deferred Compensation Plan (referred to as the 2002 Plan), under which approximately 8,444 shares currently remain available for issuance.  The 2002 Plan expires in April 2012, and future grants of stock units to non-employee directors will be made under the new Plan, subject to stockholder approval.  We may also make equity grants to non-employee directors under the Resource America, Inc. 2005 Omnibus Equity Compensation Plan, as amended and approved by the stockholders on March 10, 2011 (referred to as the Omnibus Plan).  We expect that the new Plan will be the primary plan for equity grants to non-employee directors, although grants may also be made under the Omnibus Plan in the future.

The material terms of the Plan are summarized below.  A copy of the full text of the Plan is attached to this Proxy Statement as Annex A.  This summary of the Plan is not intended to be a complete description of the Plan and is qualified in its entirety by the actual text of the Plan to which reference is made.

If approved by the stockholders, the Plan will become effective as of the date of the Meeting.

Material Features of the Plan

General.  All grants under the Plan will be in the form of stock units.  The Plan authorizes up to 200,000 shares of Common Stock for issuance, subject to adjustment as described below.  If and to the extent stock units are forfeited, the shares subject to such grants will become available again for purposes of the Plan.

Eligibility for Participation.  All of our non-employee directors are eligible to receive grants under the Plan, except for Mr. E. Cohen.

Awards.  Non-employee directors are eligible to receive stock units under the Plan, which are phantom units that provide the director with the right to receive shares of Common Stock, subject to vesting and other conditions of the Plan.

The Plan provides that, unless the Board determines otherwise, each Eligible Director will be awarded annually stock units valued at $22,500, as measured by the fair market value of the shares on the date of grant.  For an Eligible Director who is first elected to the Board of Directors on or after the effective date of the Plan, the grant date is the date of his or her initial election to the Board of Directors and each anniversary of such date.  The grant date for current Eligible Directors is each anniversary of the date on which the director first received an award of stock units under the 2002 Plan.

An Eligible Director will vest in a grant of stock units on the later of (i) the fifth anniversary of the date on which he or she first became an eligible director or (ii) the first anniversary of the grant of the stock units.  In the event of a director’s disability or death, the director’s stock units that have been outstanding for at least six months will become fully vested.

Shares of our common stock subject to vested stock units will be delivered to the director upon the director’s termination of service.  Fractional shares will be paid in cash.

Change of Control.  In the event of a change of control, if an eligible non-employee director ceases to be a director upon, or within one year after, the change in control, the director's unvested stock units will become fully vested.

In general terms, a change of control of us under the Plan occurs if (i) a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities; (ii) we merge into another entity, unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity; (ii) we sell or dispose of all or substantially all of our assets; (iv) we are liquidated or dissolved; (v) a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company occurs, or (vi) directors are elected such that a majority of the Board of Directors were members of the Board of Directors for less than two years, unless the election or nomination of any such director who was not a director at the beginning of the two year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two-year period.

Administration.  The Plan is administered and interpreted by the Compensation Committee of our Board of Directors, except to the extent that the Plan provides for determinations to be made by the Board of Directors.  The Compensation Committee’s interpretations of the Plan and the determinations it makes pursuant to its powers under the Plan are conclusive and binding.

Adjustment Provisions.  In the event that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase our common stock at a price substantially below fair market value, reclassification, or other similar event affects the common stock such that an adjustment is required to preserve, or to prevent the enlargement or dilution of rights and benefits pursuant to grants under the Plan, then the Board of Directors shall adjust the maximum number of shares of common stock available for issuance under the Plan, the number of shares covered by outstanding grants and the kind of shares to be issued or transferred under the Plan and outstanding grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

Amendment and Termination of the Plan.  The Board of Directors may amend the Plan at any time, subject to stockholder approval if such approval is required under applicable law or stock exchange requirements.  If approved at the Meeting, the Plan will terminate ten years after the date of the Meeting.

Federal Income Tax Consequences

The following provides a general description of the application of federal income tax laws to grants under the Plan.  This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to directors in the Plan, as the consequences may vary.  The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of shares of common stock.  Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold.  As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.  An award may be taxable to the recipient as ordinary income, with an additional 20% tax, at the time it becomes vested (even if the vesting date is prior to settlement of the award), if the award constitutes “deferred compensation” under section 409A of the Internal Revenue Code, and the requirements of section 409A are not satisfied.

Vote Required for Approval

The proposal to approve the Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on this proposal.  Any abstentions will have the effect of votes against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment of Grant Thornton, LLP, or Grant Thornton, as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2012.  Although approval is not required by our bylaws or otherwise, the Board of Directors is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice.  The Audit Committee anticipates engaging Grant Thornton to review our financial statements for fiscal 2012.  If the selection of Grant Thornton is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.  Even if Grant Thornton is approved, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012.

We expect that representatives of Grant Thornton will be present at the annual meeting.  These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees.  The aggregate fees billed by Grant Thornton for professional services rendered for the audit of our annual financial statements for the fiscal years ended September 30, 2011 and 2010 (including a review of internal controls as required under Section 404 of the Sarbanes-Oxley Act of 2002) and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during such fiscal years were $838,115 and $985,050, respectively.

Audit-Related Fees.  The aggregate fees billed by Grant Thornton for audit-related services, including separate audits as required by certain of our subsidiaries, consulting on accounting issues in connection with potential capital transactions, and assisting in audits of our ESOP and 401(k) Plan, were $1,734,098 and $1,705,823 for the fiscal years ended September 30, 2011 and 2010, respectively.

Tax Fees.  The aggregate fees billed by Grant Thornton for professional services related to tax compliance, tax advice and tax planning were $366,077 and $356,641 in the fiscal years ended September 30, 2011 and 2010, respectively.

All Other Fees.  Grant Thornton did not bill for products and services provided to us, other than services described above under “Audit Fees,” “Audited-Related Fees” and “Tax Fees,” for the fiscal years ended September 30, 2011 and 2010.

Audit Committee Pre-Approval Policies and Procedures.  The Audit Committee, on at least an annual basis, reviews audit and non-audit services performed by Grant Thornton as well as the fees charged by Grant Thornton for such services.  Our policy is that all audit and non-audit services must be pre-approved by the Audit Committee.  All of such services and fees were pre-approved during fiscal 2011.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Stockholder proposals or nominations for election of directors submitted for inclusion in our proxy statement for our 2013 annual meeting of stockholders must be received by us no later than October 4, 2012.  Such items must comply with the eligibility standards promulgated by the SEC.  In accordance with our Bylaws, stockholder proposals or nominations for election of directors to be brought before the 2013 meeting must be received by us not later than November 2, 2012.  The notice must contain all of the information required by our Bylaws, a copy of which is available upon request from our Secretary.

              By order of the Board of Directors,
              Michael S. Yecies, Secretary
              February 1, 2012

ANNEX A

RESOURCE AMERICA, INC.
2012 NON-EMPLOYEE DIRECTOR DEFERRED STOCK PLAN

The Board of Directors of Resource America, Inc. (the “Company”) has adopted the Resource America, Inc. 2012 Non-Employee Director Deferred Stock Plan (the “Plan”) for the benefit of Eligible Non-Employee Directors of the Company, subject to stockholder approval of the Plan.

SECTION 1.   ESTABLISHMENT OF PLAN; PURPOSE.

The Plan is established to permit Eligible Directors of the Company, in recognition of their contributions to the Company, to receive Shares in the manner described below.  The Plan is intended to enable the Company to attract, retain and motivate qualified Directors and to enhance the long-term mutuality of interest between Directors and stockholders of the Company.

SECTION 2.   DEFINITIONS.

When used in this Plan, the following terms shall have the definitions set forth in this Section:

"Affiliate" shall mean an entity at least a majority of the total voting power of the then-outstanding voting securities of which is held, directly or indirectly, by the Company and/or one or more other Affiliates of the Company.

"Board of Directors" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation Committee of the Board of Directors.

"Company" shall mean Resource America, Inc. and its successors and assigns.

"Director" shall mean any member of the Board of Directors, whether or not such member is an Eligible Director.

"Disability" shall mean an illness or injury that lasts at least six months, is expected to be permanent and renders Director unable to carry out his or her duties.

"Effective Date" shall mean the date on which the Plan is approved by the stockholders of the Company.

"Eligible Director" shall mean a member of the Board of Directors who is not an employee of the Company or an Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean the closing price for the Shares reported on Nasdaq on a given day.  In the event that there are no Share transactions on Nasdaq on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Share transactions on that exchange.

"Grant" shall mean a grant of Units under Section 5.

"Shares" shall mean shares of Stock.

"Stock" shall mean the Common Stock, $.01 par value, of the Company.

"Unit" shall mean a contractual obligation of the Company to deliver a Share, or, as required by the Plan, to the extent the Unit converts to a fractional Share, cash equal to the value of such fractional Share based upon the Fair Market Value on the date any whole Shares are transferred, to an Eligible Director or the beneficiary or estate of such Eligible Director as provided herein.

SECTION 3.   ADMINISTRATION.

3.1           Plan Administration.  The Plan shall be administered and interpreted by the Committee, except to the extent that the Plan provides for determinations to be made by the Board of Directors.  All references in this Section 3.1 to the “Committee” shall include the Board of Directors with respect to determinations to be made by the Board of Directors.  The Committee shall have full power and express discretionary authority to make factual determinations and interpretations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

3.2           Exemption Under Rule 16b-3.  The Plan shall be administered such that Grants under the Plan shall be deemed to be exempt under Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, as such Rule is in effect on the Effective Date of the Plan and as it may be subsequently amended from time to time.

SECTION 4.   SHARES AUTHORIZED FOR ISSUANCE.

4.1.           Maximum Number of Shares.  The aggregate number of Shares with respect to which Grants may be made to Eligible Directors under the Plan shall not exceed 200,000 Shares, subject to adjustment as provided in Section 4.2 below.  If any Unit is forfeited without a distribution of Shares, the Shares otherwise subject to such Unit shall again be available for Grants hereunder.

4.2.           Adjustment for Corporate Transactions.  In the event that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Stock at a price substantially below Fair Market Value, reclassification, or other similar event affects the Stock such that an adjustment is required to preserve, or to prevent the enlargement or dilution of rights and benefits pursuant to Grants under the Plan, then the Board of Directors shall, in such manner as the Board of Directors deems appropriate, adjust the maximum number of shares of Stock available for issuance under the Plan, the number of Shares covered by outstanding Grants and the kind of Shares to be issued or transferred under the Plan and outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

SECTION 5.   UNIT GRANTS.

5.1.           Unit Awards.  Unless the Board determines otherwise, each Eligible Director shall be awarded annually Units valued at $22,500, as measured by the Fair Market Value of the Shares on the Grant date.  For an Eligible Director who is first elected to the Board of Directors on or after the Effective Date, the Grant date is the date of his or her initial election to the Board of Directors and each anniversary of such date, while he or she remains an Eligible Director.  The Grant date for an Eligible Director who is serving as an Eligible Director on the Effective Date is each anniversary of the date on which the Eligible Director first received an award of Share Units by the Company, while he or she remains an Eligible Director.  This Plan shall not impose any obligations on the Company to retain any Eligible Director as a Director nor shall it impose any obligation on the part of any Eligible Director to remain as a Director of the Company.

5.2.           Timing and Form of Distributions.  Subject to satisfaction of the applicable vesting requirements set forth in Section 6 and except as otherwise provided in Section 7, all Shares that are subject to any Units shall be delivered to an Eligible Director and transferred on the books of the Company within five business days after the first day of the month immediately following the termination of such Eligible Director's service as a Director.  Any fractional Shares to be delivered in respect of Units shall be settled in cash based upon the Fair Market Value on the date any whole Shares are transferred on the books of the Company to the Eligible Director or the Eligible Director's beneficiary or estate.  Such cash shall be paid to the Eligible Director or to the Eligible Director’s beneficiary or estate within five business days after the first day of the month immediately following the termination of such Eligible Director's service as a Director.  Upon the delivery of a Share (or cash with respect to a fractional Share) pursuant to the Plan, the corresponding Unit (or fraction thereof) shall be cancelled and be of no further force or effect.

5.3.           Nontransferability.  Units may not be assigned or transferred, in whole or in part, either directly or by operation of law (except in the event of an Eligible Director's death, by will or applicable laws of descent and distribution), including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

SECTION 6.   VESTING.

6.1.           Service Requirements.  Except as otherwise provided in this Section 6 or in Section 7, any Eligible Director shall vest in a Grant of Units on the later of: (i) the fifth anniversary of the date on which he or she first became an Eligible Director or (ii) the first anniversary of the Grant of the Units, subject to the Eligible Director’s continued service through such vesting date.  Notwithstanding the foregoing, and except as provided in Section 6.2, if the Eligible Director terminates service by reason of his or her death or Disability prior to the completion of the period of service required to be performed to fully vest in any Grant, the Eligible Director’s outstanding Grants shall vest and all Shares that are the subject of such Grants shall be delivered to such Eligible Director (or the Eligible Director's beneficiary or estate).  If an Eligible Director’s service terminates for reasons other than death or disability, any unvested Grants will be forfeited, except as provided in Section 7.1.

6.2.           Six Months' Minimum Service.  Except as provided in Section 7.1, if an Eligible Director who terminates service has completed less than six consecutive months of service from any date on which any Grant of Units is made, all unvested Units held by such Eligible Director that relate to such Grant shall be immediately forfeited.

6.3.           Distribution on Death.  Except as provided in Section 6.2, in the event of the death of an Eligible Director, the Shares corresponding to the Units held by the Eligible Director shall, within five business days after the first day of the month immediately following the Eligible Director's death, be delivered in the manner set forth in Section 5.2 to the beneficiary designated by the Eligible Director on a form provided by the Company, or, in the absence of such designation, to the Eligible Director's estate.

SECTION 7.   CHANGE IN CONTROL.

7.1.           Immediate Vesting.  In the event of a Change in Control, if an Eligible Director ceases to be a Director upon, or within one year after, the Change in Control, the Eligible Director's right and interest in Units which have not previously vested under Section 6 shall become vested and nonforfeitable regardless of the period of the Eligible Director's service.

7.2.           Definition.  "Change in Control" shall mean the first to occur of any of the following events:

(i)         Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(ii)         The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company;

(iii)         The consummation of a tender offer or exchange offer for a majority of the voting power of the then outstanding Shares of the Company; or

(iv)         After the date this Plan is approved by the stockholders of the Company, Directors are elected such that a majority of the members of the Board of Directors shall have been members of the Board of Directors for less than two years, unless the election or nomination for election of each new Director who was not a Director at the beginning of such two-year period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period.

SECTION 8.   UNFUNDED STATUS.

The Company shall be under no obligation to establish a fund or reserve in order to pay the benefits under the Plan.  A Unit represents a contractual obligation of the Company to deliver Shares to a Director as provided herein.  The Company has not segregated or earmarked any Shares or any of the Company's assets for the benefit of a Director or his/her beneficiary or estate, and the Plan does not, and shall not be construed to, require the Company to do so.  The Director and his or her beneficiary or estate shall have only an unsecured, contractual right against the Company as a general creditor with respect to any Units granted, and such right shall not be deemed superior to the right of any other creditor.  Units shall not be deemed to constitute options or rights to purchase Stock.

SECTION 9.    AMENDMENT AND TERMINATION.

The Plan may be amended at any time by the Board of Directors, provided that, the Board of Directors may not amend the Plan without stockholder approval if such approval is required in order to comply with applicable law or with applicable stock exchange requirements.  The Plan shall terminate ten years after the Effective Date, except with respect to previously awarded Grants.  Notwithstanding the foregoing, no termination or amendment of the Plan shall materially and adversely affect any rights of any Director under any Grant made pursuant to the Plan.

SECTION 10.   GENERAL PROVISIONS.

10.1           Enforceability.  The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Eligible Directors and their beneficiaries, estates and legal representatives.

10.2.           Construction of the Plan.  The validity, construction, interpretation, administration and effect of the Plan, and the rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.  No member of the Board of Directors or of the Committee and no officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his or her own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a Director, officer or employee of the Company.

10.3.           No Right to Particular Assets.  Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust or any kind or any fiduciary relationship between the Company and any Eligible Director, the beneficiary, estate or legal representative of such Eligible Director, or any other persons.  Any reserves that may be established by the Company in connection with Units granted under this Plan shall continue to be treated as the assets of the Company for federal income tax purposes and remain subject to the claims of the Company's creditors.

10.4.           Registration of Shares and Related Matters.  If at any time the Board of Directors shall determine in it discretion that the registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

10.5.           Severability of Provisions.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision has not been included.

10.6.           Incapacity.  Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board of Directors, the Company and all other parties with respect thereto.

10.7           Section 409A.  The Plan is intended to comply with the requirements of section 409A of the Code, and shall in all respects be administered in accordance with section 409A.  Notwithstanding anything in the Plan to the contrary, distributions may only be made under the Plan upon an event and in a manner permitted by section 409A of the Code, and all payments to be made upon termination of service under this Plan may only be made upon a “separation from service” under section 409A of the Code.  In no event shall an Eligible Director, directly or indirectly, designate the calendar year of payment, except as permitted by section 409A of the Code.

RESOURCE AMERICA, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF RESOURCE AMERICA, INC.

The undersigned hereby constitutes and appoints Edward E. Cohen and Michael S. Yecies, or either of them, as and for his proxies, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the shares of common stock of Resource America, Inc. held of record by the undersigned on January 20, 2012 at the Annual Meeting of Stockholders of Resource America, Inc. to be held Thursday, March 8, 2012 and at any and all adjournments thereof as follows:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

RESOURCE AMERICA, INC.

March 8, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE MEETING TO BE HELD ON MARCH 8, 2012
The Proxy Statement and our 2011 Annual Report
are available at: http://phx.corporate-ir.net/phoenix.zhtml?c=73519&p=proxy

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â	Please detach along perforated line and mail in the envelope provided.	â

20330300300000001000 9	030812

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:		2. PROPOSAL TO ADOPT THE RESOURCE AMERICA, INC. 2012 NON-EMPLOYEE DIRECTOR DEFERRED STOCK PLAN.	For ☐	Against ☐	Abstain ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ OR ALL EXCEPT (See instructions below)	NOMINEES: m Jonathan Z. Cohen m Donald W. Delson m John S. White
 3.    PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012.

 4.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
			For ☐ For ☐	Against ☐ Against ☐	Abstain ☐ Abstain ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you which to withhold as shown here: ●

This proxy, when properly executed, will be voted in the manner specified above by the named proxies.  If no direction is made, this proxy will be voted FOR all nominees listed, FOR the proposal to adopt the 2012 Non-Employee Director Deferred Stock Plan and FOR the ratification of Grant Thornton LLP for the fiscal year ending September 30, 2012.

The undersigned hereby acknowledges receipt of the Resource America, Inc. Annual Report to Stockholders, Notice of the Resource America, Inc. Annual Meeting and the Proxy Statement relating thereto.

To change the address on your account, please check the box at the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method
	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ¨

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is
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